Exhibit 10.28

INDENTURE

by and between

ACAS BUSINESS LOAN TRUST 2003–2,

as the Issuer,

and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

not in its individual capacity but solely in its capacity

as the Indenture Trustee

Dated as of December 19, 2003

ACAS Business Loan Trust 2003–2 Asset–Backed Notes

Class A, Class B, Class C, Class D and Class E Notes

TABLE OF CONENTS

i

(continued)

(continued)

(continued)

		Page
Section 11.14	Recording of Indenture	79
Section 11.15	Trust Obligation	79
Section 11.16	No Petition	80
Section 11.17	Inspection	80
Section 11.18	[Reserved]	80
Section 11.19	Communication by Note Owners With Other Note Owners	80
Section 11.20	Disclaimer and Subordination	81

	EXHIBITS

Exhibit A–1	Form of Class A Note	A–1–1
Exhibit A–2	Form of Class B Note	A–2–1
Exhibit A–3	Form of Class C Note	A–3–1
Exhibit A-4	Form of Class D Note	A–4–1
Exhibit A-5	Form of Class E Note	A–5–1
Exhibit B	List of Loans	B–1
Exhibit C	Form of Wiring Instructions	C–1
Exhibit D–1	Form of Transfer Letter Non–Rule 144A	D–1–1
Exhibit D–2	Form of Rule 144A Certification	D–2–1
Exhibit E	Form of Transfer Certificate for Rule 144A Global Note to Regulation S Global Note during Distribution Compliance Period	E–1
Exhibit F	Form of Transfer Certificate for Rule 144A Global Note to Regulation S Global Note after Distribution Compliance Period	F–1
Exhibit G	Form of Transfer Certificate for Regulation S Global Note to Rule 144A Global Note during Distribution Compliance Period	G–1
Exhibit H	Form of Transfer Certificate for Regulation S Global Note during Distribution Compliance Period	H–1

v

INDENTURE

THIS INDENTURE, dated as of December 19, 2003 (as amended, modified, restated, replaced, substituted, supplemented, waived or extended from time to time, the “Indenture”), is by and between ACAS BUSINESS LOAN TRUST 2003–2, a Delaware statutory trust, as the issuer (together with its successors and assigns, in such capacity, the “Issuer”), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as the indenture trustee (together with its successors and assigns, in such capacity, the “Indenture Trustee”).

Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer’s Class A Asset–Backed Notes, Series 2003–2 (the “Class A Notes”), Class B Asset–Backed Notes, Series 2003–2 (the “Class B Notes”), Class C Asset–Backed Notes, Series 2003–2 (the “Class C Notes”), Class D Asset–Backed Notes, Series 2003–2 (the “Class D Notes”) and the Class E Asset–Backed Note, Series 2003–2 (the “Class E Note” and together with the Class A Notes, Class B Notes, Class C Notes and Class D Notes, the “Notes”):

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on behalf of and for the benefit of the Holders of the Notes and the Swap Counterparties, without recourse, subject to the terms of this Indenture and the other Transaction Documents, a continuing security interest and lien on all of the Issuer’s right, title and interest in and to all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter–of–credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to (i) the Loans and all other assets included or to be included from time to time in the Loan Assets, whether now existing or hereafter arising or acquired, other than the Retained Interest and Excluded Amounts, if any, as they may exist from time to time and (ii) all payments under any Swap (collectively, the “Indenture Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and all other sums owing by the Issuer hereunder or under any other Transaction Document or under any Swap Transaction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes and on behalf of the Swap Counterparties, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability.

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

Certain defined terms used throughout this Indenture are defined above or in this Section 1.01. In addition, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Transfer and Servicing Agreement (as defined below), which are incorporated herein by reference.

“Accredited Investors” shall have the meaning specified in Rule 501(a)(1)–(3) or (7) under the Securities Act.

“Act” shall have the meaning specified in subsection 11.03(a).

“Aggregate Notional Amount” means, on any date, the aggregate notional amount in respect of the payment obligations of the relevant Swap Counterparty that is outstanding on that date under all Swap Transactions or any group thereof, as the context requires.

“Applicable Procedures” has the meaning given to such term in subsection 4.02(j)(i).

“Authorized Newspaper” means a newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

“Authorized Officer” means, (i) with respect to any Person, any person who is authorized to act for such Person in matters relating to the Transaction Documents and whose action is binding upon such Person, (ii) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer, (iii) with respect to the Trust Depositor or the Servicer, initially those individuals the names of whom appear on the lists of Authorized Officers delivered on the Closing Date (as such list may be modified or supplemented from time to time thereafter), and (iv) with respect to the Indenture Trustee, the Chairman or Vice President of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer, the Controller and any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with particular subject.

“Beneficial Owner” means, with respect to a Note, the Person who is the beneficial owner of such Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository), as the case may be.

“Certificate Distribution Account” has the meaning given to such term in Section 5.01 of the Trust Agreement.

“Certificate Registrar” means initially, the Indenture Trustee, and thereafter, any successor appointed pursuant to the Trust Agreement.

“Class A Maturity Date” means November 20, 2008.

“Class B Maturity Date” means June 20, 2009.

“Class C Maturity Date” means August 20, 2009.

“Class D Maturity Date” means February 20, 2015.

“Class E Maturity Date” means February 20, 2015.

“Clearstream” means Clearstream Banking, société anonyme, a limited liability company organized under the laws of Luxembourg.

“Corporate Trust Office” means in the case of Owner Trustee: Wachovia Trust Company, National Association, One Rodney Square, 1st Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, and in the case of the Indenture Trustee: Wells Fargo Bank Minnesota, National Association, Sixth and Marquette Avenue, MAC N9311–161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset Backed Administration, or at such other address as the Owner Trustee or the Indenture Trustee may designate from time to time by notice to the Issuer, or the principal corporate trust officer of any successor Owner Trustee or Indenture Trustee at the address designated by such successor by notice to the Issuer.

“Credit Support Provider” means, in respect of a Swap Counterparty, any Person providing credit support on behalf of such Swap Counterparty.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Depository” means The Depository Trust Company or its successors or assigns.

“Depository Participant” means a Person for whom, from time to time, the Depository effects book–entry transfers and pledges of securities deposited with the Depository.

“Direct Participant” means any broker–dealer, bank or other financial institution for whom the nominee of the Depository holds an interest in any Note.

“Distribution Compliance Period” means the forty (40) day period prescribed by Regulation S commencing on the later of (a) the date upon which Notes are first offered to Persons other than the Initial Purchasers and any other distributor (as such term is defined in Regulation S) of the Notes and (b) the Closing Date.

“DTC” means The Depository Trust Company, and its successors.

“DTC Custodian” means the Indenture Trustee as a custodian for DTC.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor legislation thereto, and the regulations promulgated and the rulings issued thereunder.

“Euroclear” means the Euroclear System, operated by Morgan Guaranty Trust Company of New York, Brussels office.

“Event of Default” has the meaning given to such term in Section 5.01.

“Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

“Fee Event” means an Event of Default other than the occurrence of the following:

(1) the Class E Note is held by more than ten (10) persons;

(2) the Originator or the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy in whole or in part that could reasonably be expected to have a material adverse effect on the Noteholders and the Swap Counterparties; and

(3) on any day any Swap Transaction fails to meet the requirements set forth in this Indenture and such failure continues unremedied for a period of thirty (30) days after written notice is given to the Issuer.

“Fixed Rate Permitted Excess Amount” means, with respect to Fixed Rate Loans, $250,000.

“Global Note” means any Note registered in the name of the Depository or its nominee, beneficial interests of which are reflected on the books of the Depository or on the books of a Person maintaining any account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). The Global Note shall include the Rule 144A Global Notes and the Regulation S Global Notes.

“Grant” means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set–off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Indenture Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Indenture Collateral” has the meaning given to such term in the Granting Clauses.

“Indenture Trustee” has the meaning given to such term in the Preamble.

“Independent” means, when used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Trust Depositor, the Originator and any of their respective Affiliates, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Originator or any of their respective Affiliates, and (iii) is not connected with the Issuer, any such other obligor, the Originator or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.

“Indirect Participant” means any financial institution for whom any Direct Participant holds an interest in any Note.

“Individual Note” means any Note registered in the name of a holder other than the Depository or its nominee.

“Initial Purchasers” means Wachovia Capital Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc. and Harris Nesbitt Corp.

“Institutional Accredited Investor” means any Person meeting the requirements of Rule 501(a) (1) – (3) or (7) of Regulation D under the Securities Act.

“Irish Stock Exchange” means the Irish Stock Exchange and any successor securities exchange thereto on which the Class A Notes, Class B Notes and Class C Notes may be listed for trading.

“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Legal Final Maturity Date” means February 20, 2015.

“Letter of Representations” means the Letter of Representations, dated December 19, 2003, among the Issuer, the Indenture Trustee and the Depository.

“Maturity Date” means, as applicable, the Class A Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date or the Class E Maturity Date.

“Note Interest Rate” means, as the context may require, the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate, or any of them, in each case as defined in the Transfer and Servicing Agreement.

“Note Register” has the meaning given to such term in Section 4.02.

“Note Registrar” has the meaning given to such term in Section 4.02.

“Opinion” or “Opinion of Counsel” means a written opinion of counsel, who may, without limitation, be internal counsel for ACAS or the Servicer, reasonably acceptable to the Indenture Trustee and experienced in matters relating thereto.

“Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

(i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice, satisfactory to the Indenture Trustee, has been made); and

(iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Transaction Document, the Issuer prior to such determination shall notify the Indenture Trustee of any Notes owned by the Issuer, the Trust Depositor, the Originator, the Servicer or any of their respective Affiliates and such Notes shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Trust Depositor, the Originator or any of their respective Affiliates.

“Outstanding Amount” means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

“Owner” means each Holder of a Note.

“Owner Trustee” means Wachovia Trust Company, National Association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

“Participant” means a Person that has an account with DTC.

“Paying Agent” means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

“Percentage Interest” means, with respect to a Class A Note, Class B Note, Class C Note, Class D Note or Class E Note, the fraction, expressed as a percentage, the numerator of which is the denomination represented by such Class A Note, Class B Note, Class C Note, Class D Note or Class E Note and the denominator of which is the Initial Class A Principal Balance, the Initial Class B Principal Balance, the Initial Class C Principal Balance, the Initial Class D Principal Balance or the Initial Class E Principal Balance, as the case may be. With respect to a Trust Certificate, the percentage set forth on the face thereof.

“Plan” has the meaning given to such term in subsection 4.02(v).

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Qualified Institutional Buyer” has the meaning given to such term in Rule 144A under the Securities Act.

“Qualified Swap Counterparty” means a party that is a recognized dealer in interest rate swaps and interest rate caps, organized under the laws of the United States of America or a jurisdiction located therein (or another jurisdiction reasonably acceptable to the Issuer and each Rating Agency), that with respect to itself or its Credit Support Provider: (a) at the time it becomes a Swap Counterparty has a short–term rating of at least “A–1” by S&P unless such party has a long-term senior unsecured debt rating of at least “A+” from S&P (for so long as any of the Offered Notes are deemed outstanding and are rated by S&P), and at least “F–1” by Fitch (for so long as any of the Offered Notes are deemed outstanding and are rated by Fitch) and either a long–term senior unsecured debt rating of at least “Aa3” by Moody’s (if such Person does not have at least a “P–1” short–term debt rating by Moody’s) or a long–term senior unsecured debt rating of at least “A1” by Moody’s and not subject to the qualification that the party has been placed on credit watch with negative implications (only if the short–term debt of such Person is rated at least “P–1” by Moody’s and not subject to the qualification that the party has been placed on credit watch with negative implications) (for so long as any of the Offered Notes are deemed outstanding and are rated by Moody’s) and thereafter maintains a short–term rating of at least “A–1” by S&P unless such party has a long-term senior unsecured debt rating of at least “A+” from S&P (for so long as any of the Offered Notes are deemed outstanding and are rated by S&P), and a short-term debt rating of at least “F–2” by Fitch (for so long as any of the Offered Notes are deemed outstanding and are rated by Fitch) and either a long–term senior unsecured debt rating of at least “A1” by Moody’s (if such Person does not have at least a “P–1” short–term debt rating by Moody’s) or a long–term senior unsecured debt rating of at least “A2” by Moody’s (only if the short–term debt of such Person is rated at least “P–1” by Moody’s) (for so long as any of the Offered Notes are deemed outstanding and are rated by Moody’s); provided, that should a Rating Agency effect an overall downward adjustment of such Rating Agency’s short-term or long-term debt ratings, then the rating required of that Rating Agency under this clause (a) for a party to constitute a Qualified Hedge Counterparty shall be downwardly adjusted accordingly; provided further, that any adjustment to a rating shall be subject to the prior written consent of the applicable Rating Agency; (b) legally and effectively accepts the rights and obligations under the applicable Interest Rate Swap, or, as the case may be, alternate credit support arrangements pursuant to a written agreement reasonably acceptable to the Issuer; and (c) in connection with a substitute Swap Counterparty, otherwise satisfies the Rating Agency Condition.

“Redemption Date” means, in the case of a payment to Noteholders pursuant to Section 10.01, the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01.

“Redemption Date Amount” means in the case of a payment made to Noteholders pursuant to Section 10.01, the amount on deposit in the Note Distribution Account, but not in excess of an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the weighted average of the Note Interest Rate for each Class of Notes being so redeemed to but excluding the Redemption Date.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Notes” means the Notes sold in offshore transactions in reliance on Regulation S and represented by one or more Global Notes deposited with the Indenture Trustee as custodian for the Depository.

“Regulation S Investor” means a transferee of a Regulation S Global Note pursuant to Regulation S.

“Rule 144A Certification” means a letter substantially in the form attached to the Indenture as Exhibit D–2.

“Rule 144A Global Notes” means the Notes sold within the United States to U.S. Persons, initially issued to Qualified Institutional Buyers in the form of beneficial interests in one or more Global Notes, deposited with the Indenture Trustee as custodian for the Depository.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Legend” “THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE–OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE

RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.”

“Series” means 2003–2.

“State” means any one of the fifty (50) states of the United States, or the District of Columbia or any of its territories.

“Substitute Swap Counterparty” means any substitute or replacement swap counterparty under a Swap.

“Swap” means each agreement between the Issuer and a Swap Counterparty that governs one or more Swap Transactions, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” and “Credit Support Annex”, and each “Confirmation” thereunder confirming the specific terms of each such Swap Transaction.

“Swap Counterparty” means Wachovia Bank, National Association or any other Qualified Swap Counterparty that agrees that in the event that it or its Credit Support Provider fails to maintain certain ratings as provided in the applicable Swap, then the Swap Counterparty shall (i) transfer all of its rights and obligations under the Swap to a Substitute Swap Counterparty as provided in the Swap or (ii) post collateral, as applicable, as provided in the Swap.

“Swap Transactions” has the meaning given to such term in the Transfer and Servicing Agreement.

“Termination Date” means the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes, all outstanding Swap Transactions under all Swaps then in effect have been terminated and all amounts, including Swap Breakage Costs, payable in connection with such termination have been paid in full to the Swap Counterparties.

“Transfer” has the meaning given to such term in Section 4.02.

“Transfer and Servicing Agreement” means the Transfer and Servicing Agreement, dated as of December 19, 2003, by and among ACAS Business Loan Trust 2003–2, as the Issuer, ACAS Business Loan LLC, 2003-2, as the Trust Depositor, American Capital Strategies, Ltd., as the Originator and as the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer.

“Transferee Letter” means the letter set forth in Exhibit D–1 to the Indenture.

“Trust Agreement” means the Trust Agreement, dated as of December 19, 2003, between the Trust Depositor and the Owner Trustee.

“Trust Certificate” means a certificate evidencing the beneficial interest of a Certificateholder in the Issuer, substantially in the form of Exhibit A attached to the Trust Agreement.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

“U.S. Person” means a person that is a citizen or resident of the United States, a corporation or partnership (except as provided in applicable Treasury regulations) created or organized in or under the laws of the United States, any State or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided as applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as a U.S. Person).

“USA PATRIOT Act” means the United States Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, signed into law on and effective as of October 26, 2001, which, among other things, requires that financial institutions, a term that includes banks, broker-dealers and investment companies, establish and maintain compliance programs to guard against money laundering activities.

Section 1.02 Incorporation by Reference of Trust Indenture Act.

Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes and the Swaps.

“indenture security holder” means a Noteholder and a Swap Counterparty.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03 Rules of Construction.

Unless the context otherwise requires:

(i) a term has the meaning given to it;

(ii) an accounting term not otherwise defined has the meaning given to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii) “or” is not by its use intended to exclude all other items;

(iv) “including” means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular;

(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified, waived, supplemented or restated and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(vii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

ARTICLE II

THE NOTES

Section 2.01 Form.

The Notes, in each case together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth as Exhibits A–1, A–2, A–3 and A–4 to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the appropriate Authorized Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

The terms of the Notes set forth in Exhibits A–1, A–2, A–3 and A–4 hereto are part of the terms of this Indenture.

Section 2.02 Execution, Authentication and Delivery.

The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue the Class A Notes for original issue in an aggregate amount equal to the Initial Class A Principal Balance, Class B Notes for original issue in an aggregate amount equal to the Initial Class B Principal Balance, Class C Notes for original issue in an aggregate amount equal to the Initial Class C Principal Balance, Class D Notes for original issue in an aggregate amount equal to the Initial Class D Principal Balance and the Class E Note for original issue in an aggregate amount equal to the Initial Class E Principal Balance.

Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000,000 and in integral multiples of $100,000 in excess thereof; provided, however, that one Note of each Class may be issued in a different denomination.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.03 Opinions of Counsel.

On the Closing Date, the Indenture Trustee shall have received: (i) an Opinion of Counsel, with respect to securities law matters; (ii) an Opinion of Counsel, with respect to the tax status of the arrangement created by this Indenture; and (iii) an Opinion of Counsel to the Issuer, with respect to the due authorization, valid execution and delivery of this Indenture and with respect to its binding effect on the Issuer.

ARTICLE III

COVENANTS; REPRESENTATIONS AND WARRANTIES

Section 3.01 Collection of Payments on Loans; Trust Accounts.

The Servicer shall establish with the Indenture Trustee and cause to be maintained each of the Trust Accounts specified in Section 7.01 of the Transfer and Servicing Agreement, and, in the case of the Swap Counterparty Collateral Account, the Issuer shall cause the Indenture Trustee to establish such account as provided in subsection 3.27(d). The Indenture Trustee shall ensure that each of the Trust Accounts is established and maintained as an Eligible Deposit Account with a Qualified Institution. If any institution with which any of the Trust Accounts established pursuant to subsection 7.01(a) of the Transfer and Servicing Agreement are established ceases to be a Qualified Institution, the Servicer, or if the Servicer fails to do so, the Indenture Trustee (as the case may be) shall within ten (10) Business Days establish a replacement account at a Qualified Institution after notice of such event. The Indenture Trustee shall make payments of principal of and interest on the Notes, subject to Section 3.03 and as provided in Section 3.05 herein from moneys on deposit in the Note Distribution Account.

Section 3.02 Maintenance of Office or Agency.

The Issuer will maintain with the Indenture Trustee an office or agency where, subject to the satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03 Money for Payments to be Held in Trust.

As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes or Swaps that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes or any Swaps shall be paid over to the Issuer except as provided in this Section 3.03.

On or before the Business Day immediately preceding each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes or the Swaps;

(iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes or the Swaps if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v) comply (and, if such Paying Agent makes payments to a subsequent paying agent, cause such payee to comply) with all requirements of the Code with respect to the withholding from any payments made by it (or such payee) on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Issuer with the Indenture Trustee for the payment of principal or interest on the Notes; and provided, further, that, the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04 Existence.

The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the other Transaction Documents, the Indenture Collateral and each other instrument or agreement included in the Indenture Collateral.

Section 3.05 Payment of Principal and Interest.

The Issuer will duly and punctually pay (i) the principal of and interest on the Notes in accordance with the terms of such Notes, this Indenture and the Transfer and Servicing Agreement and (ii) all amounts payable under the Swaps in accordance with the terms thereof, this Indenture and the Transfer and Servicing Agreement. The Issuer will cause to be distributed on a Payment Date all amounts on deposit in the Note Distribution Account pursuant to the Transfer and Servicing Agreement for the benefit of the Notes, to the applicable Noteholders, and for the benefit of the Swaps, to the applicable Swap Counterparties. Amounts properly withheld under the Code or any applicable state law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

Section 3.06 Protection of Indenture Collateral.

(a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders and Swap Counterparties to be prior to all other liens in respect of the Indenture Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders and Swap Counterparties, a first lien on and a first priority, perfected security interest in the Indenture Collateral. In connection therewith, pursuant to Section 2.07 of the Transfer and Servicing Agreement, the Issuer shall cause to be delivered into the possession of the Indenture Trustee as pledgee hereunder, indorsed in blank, any “instruments” (within the meaning of the UCC), not constituting part of chattel paper, evidencing any Loan which is part of the Indenture

Collateral and all other portions of the Loan Files. The Indenture Trustee acknowledges and agrees that (i) it holds the Loan Assets delivered to it under the ACAS Transfer Agreement for the benefit of the Trust Depositor, (ii) it holds the Loan Assets delivered to it under the Transfer and Serving Agreement for the benefit of the Trust, and (iii) it holds the Indenture Collateral delivered to it pursuant to this Indenture for the benefit of the Noteholders and Swap Counterparties. The Indenture Trustee agrees to maintain continuous possession of such delivered instruments and the Loan Files as pledgee hereunder until this Indenture shall have terminated in accordance with its terms or until, pursuant to the terms hereof or of the Transfer and Servicing Agreement, the Indenture Trustee is otherwise authorized to release such instrument from the Indenture Collateral. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

(i) grant more effectively all or any portion of the Indenture Collateral;

(ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv) enforce any of the Indenture Collateral;

(v) preserve and defend title to the Indenture Collateral and the rights of the Indenture Trustee, the Noteholders and the Swap Counterparties in such Indenture Collateral against the claims of all persons and parties; and

(vi) pay all taxes or assessments levied or assessed upon the Indenture Collateral when due. The Issuer hereby designates the Indenture Trustee its agent and attorney–in–fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section. In no event shall the Indenture Trustee be responsible for filing or maintaining such financing statements, continuation statements or other instruments, unless it shall have become the Successor Servicer.

(b) Except as otherwise provided in or permitted by the Transfer and Servicing Agreement or this Indenture, the Indenture Trustee shall not remove any portion of the Indenture Collateral that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to subsection 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to subsection 3.07(b)) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

Section 3.07 Opinions as to Indenture Collateral.

(a) On or before the Closing Date, the Issuer shall furnish to the Indenture Trustee and Swap Counterparties an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the delivery of the Underlying Notes and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b) On or before December 31 in each calendar year, beginning in 2004, the Servicer on behalf of the Issuer will furnish to the Indenture Trustee and Swap Counterparties an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the perfection of the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until December 31 in the following calendar year.

Section 3.08 Furnishing of Rule 144A Information.

The Issuer will furnish, upon the written request of any Noteholder or of any owner of a beneficial interest therein, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (i) to such Noteholder or beneficial owner, (ii) to a prospective purchaser of such Note or interest therein who is a Qualified Institutional Buyer designated by such Noteholder or beneficial owner, or (iii) to the Indenture Trustee for delivery to such Noteholder, beneficial owner or prospective purchaser, in order to permit compliance by such Noteholder or beneficial owner with Rule 144A in connection with the resale of such Note or beneficial interest therein by such Noteholder or beneficial owner in reliance on Rule 144A unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act.

Section 3.09 Performance of Obligations; Servicing of Loans.

(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any such Person’s material covenants or obligations under any instrument or agreement included in the Indenture Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except in either case as expressly provided in the Transaction Documents or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Indenture Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee, the Required Holders and each Swap Counterparty.

(d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify in writing the Indenture Trustee, each Swap Counterparty and each Rating Agency thereof. Upon any termination of the Servicer’s rights and powers pursuant to the Transfer and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and each Swap Counterparty in writing. As soon as a Successor Servicer is appointed, the Issuer shall notify in writing the Indenture Trustee, each Swap Counterparty and the Rating Agencies of such appointment (to the extent such party has not already been notified pursuant to the Transfer and Servicing Agreement), specifying in such notice the name and address of such Successor Servicer.

(e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Originator of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes or the Swap Counterparties.

Section 3.10 Negative Covenants.

So long as any Notes are Outstanding, the Issuer shall not:

(i) except as expressly permitted by the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Collateral, unless directed to do so by the Indenture Trustee;

(ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder or Swap Counterparty by reason of the payment of the taxes levied or assessed upon any part of the Indenture Collateral;

(iii) (A) challenge the validity or effectiveness of this Indenture, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person (other than the Indenture Trustee) to be released from any covenants or obligations with respect to this Indenture or the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Collateral or any part thereof or any interest therein or the proceeds thereof (other than Permitted Liens), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to any tax, mechanics’ or other lien) security interest in the Indenture Collateral, or (D) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Indenture Trustee, except where the Transaction Documents allow for amendment or modification without the consent or approval of the Indenture Trustee; or

(iv) dissolve or liquidate in whole or in part.

Section 3.11 Representations and Warranties Concerning the Loans.

The Issuer has pledged to the Indenture Trustee for the benefit of the Noteholders and the Swap Counterparties all of its rights under the Transfer and Servicing Agreement and the Transfer Agreement and the Indenture Trustee has the benefit of the representations and warranties made by the Trust Depositor and the Originator, respectively, in such documents concerning the Loans transferred into the Loan Assets and the right to enforce any remedy against the Originator and the Trust Depositor, as applicable, provided in the Transfer and Servicing Agreement and the Transfer Agreement, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.12 Annual Statement as to Compliance.

The Issuer will deliver to the Indenture Trustee, the Swap Counterparties and the Rating Agencies, within ninety (90) days after the end of each calendar year (commencing with the calendar year ending 2004), an Officer’s Certificate stating, as to the Person signing such Officer’s Certificate, that:

(i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Person’s supervision or direction; and

(ii) to the best of such Person’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been such a default in its compliance with any such condition or covenant, specifying each such default known to such Person and the nature and status thereof.

Section 3.13 Notices to the Irish Stock Exchange.

For so long as the Class A Notes, the Class B Notes or the Class C Notes are listed on the Irish Stock Exchange, the Issuer shall provide notice to the Irish Stock Exchange within 5 Business Days of the occurrence of any of the following:

(a) any event, condition or occurrence which causes any material change to any information provided in the Offering Memorandum in response to the disclosure requirements of the Irish Stock Exchange, which change causes the information in the Offering Memorandum to be inaccurate or omit anything likely to affect the import of such information;

(b) any modification, amendment or supplement to this Indenture; or

(c) the Issuer shall merge or consolidate with or into any other Person or dispose of, in one or a series of transactions, all or substantially all of its assets.

Section 3.14 [Reserved.]

Section 3.15 [Reserved.]

Section 3.16 Investment Company Act.

The Issuer shall not become an “investment company” under the Investment Company Act of 1940, as amended (or any successor or amendatory statute).

Section 3.17 Issuer May Consolidate, etc. Only on Certain Terms.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and each Swap Counterparty, in form and substance satisfactory to the Indenture Trustee and the Swap Counterparties, the due and punctual payment of the principal of and interest on all Notes and all amounts payable under the Swaps and the performance or observance of every agreement and covenant of this Indenture, the Swaps and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein and therein;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel, which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Swap Counterparties, to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Swap Counterparty;

(v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Indenture Trustee and each Swap Counterparty an Officer’s Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

(vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

(b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Indenture Collateral, to any Person (except as expressly permitted by the Transaction Documents), unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and each Swap Counterparty, in form and substance satisfactory to the Indenture Trustee and the Swap Counterparties, the due and punctual payment of the principal of and interest on all Notes, the amounts payable under the Swaps, and the performance or observance of every agreement and covenant of this Indenture, the Swaps and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and the Swap Counterparties and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv) the Issuer shall have received an Opinion of Counsel, which shall be delivered to and shall be satisfactory to the Indenture Trustee and each Swap Counterparty, to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Swap Counterparty;

(v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

(vi) the Issuer shall have delivered to the Indenture Trustee and each Swap Counterparty an Officer’s Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

(vii) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

Section 3.18 Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.17, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

(b) Upon a conveyance or transfer of all or substantially all of the assets or properties of the Issuer pursuant to Section 3.17, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

Section 3.19 No Other Business.

The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Loans, entering into Swaps and issuing the Notes and Trust Certificate in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

Section 3.20 No Borrowing.

The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) the Swaps and (iii) any other Indebtedness permitted by or arising under the other Transaction Documents. The proceeds of the Notes and the Trust Certificate shall be used exclusively to fund the Issuer’s purchase of the Loans and the other assets specified in the Transfer and Servicing Agreement, to fund the Reserve Fund and to pay the transactional expenses of the Issuer.

Section 3.21 Notice of Events of Default.

The Issuer shall give the Indenture Trustee, each Swap Counterparty and each Rating Agency prompt written notice of each Event of Default hereunder and of a Servicer Default under the Transfer and Servicing Agreement.

Section 3.22 Further Instruments and Acts.

Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.23 Compliance with Laws.

The Issuer shall comply with all Requirements of Law, the non–compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

Section 3.24 Amendments of Trust Agreement.

The Issuer shall not agree to any amendment to Section 11.01 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Holders of the Notes or the Swap Counterparties consent to amendments thereto as provided therein.

Section 3.25 Removal of Administrator.

So long as any Notes are issued and outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

Section 3.26 Representations and Warranties of Issuer.

The Issuer represents and warrants as follows:

(a) Power and Authority. It has full power, authority and legal right to execute, deliver and perform its obligations as Issuer under this Indenture and the Notes (the foregoing documents, the “Issuer Documents”) and under each of the other Transaction Documents to which the Issuer is a party.

(b) Due Authorization and Binding Obligation. The execution and delivery of the Issuer Documents and the Transaction Documents to which the Issuer is a party, and the consummation of the transactions provided for therein have been duly authorized by all necessary action on its part. Each of the Issuer Documents and the other Transaction Documents to which the Issuer is a party constitutes the legal, valid and binding obligation of the Issuer and is enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

(c) No Conflict. The execution and delivery of the Issuer Documents and the other Transaction Documents to which the Issuer is a party, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Issuer is a party or by which it or any of its property is bound.

(d) No Violation. The execution and delivery of the Issuer Documents and the other Transaction Documents to which the Issuer is a party, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Issuer.

(e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required in connection with the execution and delivery of the Issuer Documents and the other Transaction Documents to which the Issuer is a party, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof have been obtained.

(f) No Proceedings. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Issuer, threatened, against the Issuer or any of its respective properties or with respect to the Issuer Documents or any other Transaction Document to which the Issuer is a party that, if adversely determined, would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Issuer or the transactions contemplated by the Issuer Documents or any of the other Transaction Documents to which the Issuer is a party.

(g) Organization and Good Standing. The Issuer is a statutory trust duly organized, validly existing and in good standing under the laws of Delaware and has the requisite power to own its assets and to transact the business in which it is currently engaged, and had at all relevant times, and now has, all necessary power, authority and legal right to acquire, own and pledge the Indenture Collateral.

(h) 1940 Act. The Issuer is not, and, upon giving effect to the transactions contemplated by the Transaction Documents, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i) Location. The Issuer is located (within the meaning of Article 9 of the UCC) in Delaware. The Issuer agrees that it will not change its location (within the meaning of Article 9 of the UCC) without at least thirty (30) days prior written notice to the Originator, the Servicer, the Indenture Trustee and the Rating Agencies.

(j) Security Interest in Collateral.

(i) This Indenture creates a valid, continuing and enforceable security interest (as defined in the applicable UCC) in the Indenture Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Issuer;

(ii) such Indenture Collateral constitutes either a “general intangible,” an “instrument,” an “account,” “investment property,” or “chattel paper,” within the meaning of the applicable UCC;

(iii) the Issuer owns and has good and marketable title to such Indenture Collateral free and clear of any Lien, claim or encumbrance of any Person (other than Permitted Liens);

(iv) the Issuer has received all consents and approvals required by the terms of the Indenture Collateral to the pledge of the Indenture Collateral hereunder to the Indenture Trustee;

(v) the Issuer has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Requirements of Law in order to perfect the security interest in such Indenture Collateral granted to the Indenture Trustee under this Indenture;

(vi) other than the security interest granted by the Issuer pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Indenture Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering such Indenture Collateral other than any financing statement (A) relating to the security interest granted by the Issuer under this Indenture, or (B) that has been terminated. The Issuer is not aware of the filing of any judgment or tax Lien filings against the Issuer;

(vii) all original executed copies of each Underlying Note that constitute or evidence the Indenture Collateral have been delivered to the Indenture Trustee;

(viii) the Issuer has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee or its bailee is holding the Underlying Notes that constitute or evidence the Indenture Collateral solely on behalf of and for the benefit of the Securityholders and the Swap Counterparties; and

(ix) none of the Underlying Notes that constitute or evidence the Indenture Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer and the Indenture Trustee.

The representations and warranties in subsection 3.26(j) shall survive the termination of this Agreement and such representations and warranties may not be waived by any party hereto.

Section 3.27 Covenants of the Issuer Relating to Swaps.

(a) On each day, the Issuer shall maintain one or more Swap Transactions, provided that such Swap Transactions shall:

(i) be entered into with a Swap Counterparty and governed by a Swap;

(ii) have a schedule of periodic payment periods which terminate not later than the date on which the Outstanding Amount of the Notes is expected to be reduced to zero based on an assumed constant rate of prepayment per annum of 15% of the Outstanding Loan Balance of the Fixed Rate Loans;

(iii) on the Closing Date, have an amortizing notional amount such that the Aggregate Notional Amount during any current or future calculation period thereunder shall be not less than the sum of (A) the product of 100% and the Outstanding Loan Balance of the Fixed Rate Loans for the corresponding Collection Period, based on an assumed constant rate of prepayment per annum of 15% of the Outstanding Loan Balance of such Fixed Rate Loans;

(iv) be maintained, with the exception of the initial Interest Accrual Period, so that (A) the Aggregate Notional Amount of any Swap Transactions hedging the Fixed Rate Loans for any current or future calculation period will not be greater than the Outstanding Loan Balance of the Fixed Rate Loans at the end of the corresponding Collection Period by more than the Fixed Rate Permitted Excess Amount and (B) after the Class A Notes, Class B Notes and Class C Notes are no longer outstanding, the Aggregate Notional Amount of all Swap Transactions under all Swaps then in effect for any current or future calculation period shall not exceed the Outstanding Principal Balance of the Class D Notes and the Class E Note for the corresponding Interest Accrual Period; and

(v) each Swap will provide that any scheduled periodic payments required to be made by the Issuer and the Swap Counterparty on the same date with respect to a Swap Transaction will be netted so that only the net difference between such payments will be paid, with any net periodic payments to be paid into the Note Distribution Account (if payable by the Swap Counterparty) or from the Note Distribution Account (if payable by the Issuer) and distributed pursuant to the terms of this Indenture and the Transfer and Servicing Agreement.

(b) As additional security hereunder, the Issuer hereby assigns to the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparty, all right, title and interest of the Issuer in each Swap, each Swap Transaction, and all present and future amounts payable by a Swap Counterparty to the Issuer in accordance with the terms of the respective Swap and Swap Transaction(s) with that Swap Counterparty (“Swap Collateral”), and Grants a security interest to the Indenture Trustee, as agent for the Noteholders and the Swap Counterparty, in the Swap Collateral. The Issuer acknowledges that, as a result of that assignment, the Issuer may not, without the prior written consent of the Indenture Trustee, exercise any rights under any Swap or Swap Transaction, except for the Issuer’s right under any Swap to enter into Swap Transactions in order to meet the Issuer’s obligations under Section 3.27 hereof or except as otherwise contemplated in this Section 3.27 and in subsection 5.17(h) of the Transfer and Servicing Agreement. Nothing herein shall have the effect of releasing the Issuer from any of its obligations under any Swap or any Swap Transaction, nor be construed as requiring the consent of the Indenture Trustee, any Noteholder or any Swap Counterparty for the performance by the Issuer of any such obligations.

(c) The Issuer hereby agrees to maintain a register of outstanding Swaps. Such register shall contain the name and address of each Swap Counterparty. The Issuer shall provide such names and addresses to the Indenture Trustee, the Backup Servicer and each Rating Agency on a current basis.

(d) The Indenture Trustee shall, upon written notice from the Issuer, establish a single, segregated trust account which shall be designated as a Swap Counterparty Collateral Account, which shall be held in trust in the name of the Indenture Trustee for the benefit of the Noteholders and the related Swap Counterparty and over which the Trustee shall have the exclusive control and the sole right of withdrawal. The Indenture Trustee shall deposit all collateral received from the related Swap Counterparty under the related Swap in such Swap Counterparty Collateral Account. Any and all funds at any time on deposit in, or otherwise to the credit of, such Swap Counterparty Collateral Account shall be held in trust by the Indenture Trustee for the benefit of the Noteholders and the related Swap Counterparty. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, such Swap Counterparty Collateral Account shall be upon Issuer Order (i) for application to obligations of the related Swap Counterparty to the Issuer under the related Swap if such Swap becomes subject to early termination or (ii) to return collateral to such Swap Counterparty when and as required by such Swap. The Indenture Trustee shall be fully protected in relying upon such Issuer Order. Each Swap Counterparty Collateral Account shall be held in accordance with the terms of the related Swap.

Section 3.28 Grant of Substitute Loans.

In consideration of the delivery on each Subsequent Transfer Date pursuant to and in accordance with the terms of Section 2.04 of the Transfer and Servicing Agreement, the Issuer grants to the Indenture Trustee a security interest in all of its right, title and interest in the Loans transferred on such Subsequent Transfer Date and simultaneously with the transfer of the Substitute Loans to the extent of the availability thereof, the Issuer will cause the related Loan File to be delivered to the Indenture Trustee.

Section 3.29 Determination of Note Rate.

Until the Outstanding Principal Balance of each Class of Notes has been reduced to zero, the Indenture Trustee shall determine LIBOR, the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate for such Classes of Notes for each Interest Accrual Period as provided in Section 7.06 of the Transfer and Servicing Agreement and shall inform the Issuer, the Trust Depositor and the Servicer at their respective email addresses given to the Indenture Trustee in writing thereof. Any such determination by the Indenture Trustee of the amount of interest distributable on the Class A Notes, the Class B Notes and the Class C Notes shall be binding on the parties absent manifest error.

ARTICLE IV

THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01 The Notes.

Certain of the Class A Notes, the Class B Notes and the Class C Notes shall be registered initially in the name of Cede & Co. Beneficial Owners will hold interests in the Class A Notes, the Class B Notes and the Class C Notes through the book–entry facilities of the Depository in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof.

Subject to subsections 4.02(b), (p), (q) and (r), certain of the Class A Notes, Class B Notes, Class C Notes, Class D Notes and the Class E Note shall be issued in such names and denominations as may be set forth on an Issuer Order delivered to the Indenture Trustee.

The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02 Registration of Transfer and Exchange of Notes.

(a) The Indenture Trustee shall cause to be kept a Note Register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes as herein provided. The Indenture Trustee shall be “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Note Register shall contain the name, remittance instructions, Class of each Noteholder, as well as the Series and the number in the Series.

(b) Each Class of Notes shall be issued in minimum denominations of $1,000,000 initial principal amount and integral multiples of $100,000 in excess thereof, except that one Note of each Class may be in a different denomination so that the sum of the denominations of all outstanding Notes of such Class shall equal the applicable Initial Class A Principal Balance, the Initial Class B Principal Balance, the Initial Class C Principal Balance, the Initial Class D Principal Balance and the Initial Class E Principal Balance, respectively. On the Closing Date, the Indenture Trustee will execute and authenticate (i) one or more Global Notes and/or (ii) Individual Notes all in an aggregate principal amount that shall equal the applicable Initial Class A Principal Balance, the applicable Initial Class B Principal Balance, the applicable Initial Class C Principal Balance, the applicable Initial Class D Principal Balance and the applicable Initial Class E Principal Balance.

The Global Notes (i) shall be delivered by the Issuer to the Depository or, pursuant to the Depository’s instructions, shall be delivered by the Issuer on behalf of the Depository to and deposited with the DTC Custodian, and in each case shall be registered in the name of Cede & Co. and (ii) with respect to the Rule 144A Global Notes, shall bear a legend substantially to the following effect:

“Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Note Registrar or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”

The Global Notes may be deposited with such other Depository as the Issuer may from time to time designate, and shall bear such legend as may be appropriate; provided, that, such successor Depository maintains a book–entry system that qualifies to be treated as “registered form” under Section 163(f)(3) of the Code.

The Issuer and the Indenture Trustee are hereby authorized to execute and deliver a Letter of Representations with the Depository relating to the Notes.

(c) With respect to Notes registered in the Note Register in the name of Cede & Co., as nominee of the Depository, the Issuer, the Servicer, the Owner Trustee (as such and in its individual capacity) and the Indenture Trustee shall have no responsibility or obligation to Direct or Indirect Participants or Beneficial Owners for which the Depository holds Notes from time to time as a Depository. Without limiting the immediately preceding sentence, the Issuer, the Servicer, the Owner Trustee, (as such and in its individual capacity), and the Indenture Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Notes, (b) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Note, (c) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Note as shown in the Note Register, of any amount with respect to any distribution of principal or interest on the Notes or (d) the making of book–entry transfers among Participants of the Depository with respect to Notes registered in the Note Register in the name of the nominee of the Depository. No Person other than a registered Holder of a Note as shown in the Note Register shall receive a Note evidencing such Note.

(d) Upon delivery by the Depository to the Indenture Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Holders of Notes appearing as registered Owners in the Note Register on a Record Date, the name “Cede & Co.” in this Indenture shall refer to such new nominee of the Depository.

(e) In the event that (i) the Depository or the Servicer advises the Indenture Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Global Notes and the Servicer is unable to locate a qualified successor or (ii) the Servicer at its sole option elects to terminate the book–entry system through the Depository, the Global Notes shall no longer be restricted to being registered in the Note Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Servicer may determine that the Global Notes shall be registered in the name of and deposited with a successor depository operating a global book–entry system, as may be acceptable to the Servicer, or such depository’s agent or designee but, if the Servicer does not select such alternative global book–entry system, then upon surrender to the Note Registrar of the Global Notes by the Depository, accompanied by the registration instructions from the Depository for registration, the Indenture Trustee shall at the Servicer’s expense authenticate Individual Notes. Neither the Servicer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Individual Notes, the Indenture Trustee, the Note Registrar, the Servicer, any Paying Agent and the Issuer shall recognize the Holders of the Individual Notes as Noteholders hereunder.

(f) Notwithstanding any other provision of this Agreement to the contrary, so long as any Global Notes are registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal and interest on such Global Notes and all notices with respect to such Global Notes shall be made and given, respectively, in the manner provided in the Letter of Representations.

(g) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Note at the office of the Note Registrar and, upon satisfaction of the conditions set forth below, the Issuer shall execute in the name of the designated transferee or transferees, a new Note of the same Percentage Interest and dated the date of authentication by the Indenture Trustee. The Note Registrar shall notify the Servicer and the Indenture Trustee of any such transfer.

At the option of the Noteholders, Notes may be exchanged for other Notes in authorized denominations of a like Class, upon surrender of the Notes to be exchanged at such office. Whenever any Notes are so surrendered for exchange, the Issuer shall execute the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for transfer or exchange shall be accompanied by wiring instructions, if applicable, in the form of Exhibit C.

(h) No service charge shall be made for any transfer or exchange of Notes, but prior to transfer the Note Registrar may require payment by the transferor of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

All Notes surrendered for payment, transfer and exchange or redemption shall be marked canceled by the Note Registrar and retained for one year and destroyed thereafter.

(i) By acceptance of an Individual Note, whether upon original issuance or subsequent transfer, each holder of such a Note acknowledges the restrictions on the transfer of such Note set forth in the Securities Legend and agrees that it will transfer such a Note only as provided herein. In addition to the provisions of subsection 4.02(n) the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Note to a transferee that takes delivery in the form of an Individual Note:

(i) The Note Registrar shall register the transfer of an Individual Note if the requested transfer is being made to a transferee who has provided the Note Registrar with a Rule 144A Certification.

(ii) The Note Registrar shall register the transfer of any Individual Note if (x) the transferor has advised the Note Registrar in writing that the Note is being transferred to an Institutional Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Note Registrar a Transferee Letter; provided, that, if based upon an Opinion of Counsel to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Note Registrar may as a condition of the registration of any such transfer require the transferor to furnish other certifications, legal opinions or other information prior to registering the transfer of an Individual Note.

(j) Subject to subsection 4.02(n), so long as a Global Note remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in the Global Note, or transfers by holders of Individual Notes to transferees that take delivery in the form of beneficial interests in the Global Note, may be made only in accordance with this subsection 4.02(j) and in accordance with the rules of the Depository.

(i) Rule 144A Global Note to Regulation S Global Note During the Distribution Compliance Period. If, during the Distribution Compliance Period, a Beneficial Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such Beneficial Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the “Applicable Procedures”), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Regulation S Global Note only upon compliance with the provisions of this subsection 4.02(j)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit E hereto given by the Beneficial Owner that is transferring such interest, the Note Registrar shall instruct the Depository to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

(ii) Rule 144A Global Note to Regulation S Global Note After the Distribution Compliance Period. If, after the Distribution Compliance Period, a Beneficial Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a

Regulation S Global Note only upon compliance with the provisions of this subsection 4.02(j)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit F hereto given by the Beneficial Owner that is transferring such interest, the Note Registrar shall instruct the Depository to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

(iii) Regulation S Global Note to Rule 144A Global Note. If the Beneficial Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Note only upon compliance with the provisions of this subsection 4.02(j)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in the Rule 144A Global Note in an amount equal to the denomination of the beneficial interest in the Regulation S Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note (i) during the Distribution Compliance Period, a certificate in the form of Exhibit G hereto given by the Beneficial Owner, or (ii) after the Distribution Compliance Period, a Rule 144A Certification from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global

Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.

(iv) Transfers Within Regulation S Global Notes During Distribution Compliance Period. If, during the Distribution Compliance Period, the Beneficial Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Trust Certificate to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Beneficial Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this subsection 4.02(j)(iv) and all Applicable Procedures. Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in such Regulation S Global Note in an amount equal to the denomination of the beneficial interest to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (3) a certificate in the form of Exhibit H hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer. The Note Registrar shall not be required to monitor compliance by Beneficial Owners of the provisions of this subsection 4.02(j)(iv).

(k) Any and all transfers from a Global Note to a transferee wishing to take delivery in the form of an Individual Note will require the transferee to take delivery subject to the restrictions on the transfer of such Individual Note described on the face of such Note, and such transferee agrees that it will transfer such Individual Note only as provided therein and herein. No such transfer shall be made and the Note Registrar shall not register any such transfer unless such transfer is made in accordance with this subsection 4.02(k).

(i) Transfers of a beneficial interest in a Global Note to an Institutional Accredited Investor will require delivery of such Note to the transferee in the form of an Individual Note and the Note Registrar shall register such transfer only if prior to the transfer such transferee furnishes to the Note Registrar (1) a Transferee Letter to the effect that the transfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the Securities Act, and (2) an Opinion of Counsel acceptable to the Indenture Trustee that such transfer is in compliance with the Securities Act.

(ii) Transfers of a beneficial interest in a Global Note to a Qualified Institutional Buyer or a Regulation S Investor wishing to take delivery in the form of an Individual Note will be registered by the Note Registrar only upon compliance with the provisions of subsection 4.02(j) and if the Note Registrar is provided with a Rule 144A Certification or a Regulation S Transfer Certificate, as applicable.

(iii) Notwithstanding the foregoing, no transfer of a beneficial interest in a Regulation S Global Note to an Individual Note pursuant to subparagraph (B) above shall be made prior to the expiration of the Distribution Compliance Period. Upon acceptance for exchange or transfer of a beneficial interest in a Global Note for an Individual Note, as provided herein, the Note Registrar shall endorse on the schedule affixed to the related Global Note Registrar (or on a continuation of such schedule affixed to such Global Note Registrar and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the denomination of such Global Note Registrar equal to the denomination of such Individual Note Registrar issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Company in accordance with applicable law, an Individual Note Registrar issued upon transfer of or exchange for a beneficial interest in the Global Note Registrar shall bear the Securities Legend.

(l) Transfers of Individual Note to the Global Notes. If a Holder of an Individual Note wishes at any time to transfer such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Note or the related Rule 144A Global Note, such transfer may be effected only in accordance with the Applicable Procedures, and this subsection 4.02(l). Upon receipt by the Note Registrar at the Corporate Trust Office of (1) the Individual Note to be transferred with an assignment and transfer, (2) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant’s account a beneficial interest in such Regulation S Global Note or such Rule 144A Global Note, as the case may be, in an amount equal to the denomination of the Individual Note to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, in the case of any transfer pursuant to Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (4) (x) if delivery is to be taken in the form of a beneficial interest in the Regulation S Global Note, a Regulation S Transfer Note from the transferor or (y) a Transferee Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, if delivery is to be taken in the form of a beneficial interest in the Rule 144A Global Note, the Note Registrar shall cancel such Individual Note, execute and deliver a new Individual Note for the denomination of the Individual Note not so transferred, registered in the name of the Holder, and the Note Registrar shall instruct the Depository to increase the denomination of the Regulation S Global Note or the Rule 144A Global Note, as the case may be, by the denomination of the Individual Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who, in the case of any increase in the Regulation S Global Note during the Distribution Compliance Period, shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a corresponding denomination of the Rule 144A Global Note or the Regulation S Global Note, as the case may be.

It is the intent of the foregoing that under no circumstances may an Institutional Accredited Investor that is not a Qualified Institutional Buyer take delivery in the form of a beneficial interest in a Global Note.

(m) An exchange of a beneficial interest in a Global Note for an Individual Note or Notes, an exchange of an Individual Note or Notes for a beneficial interest in a Global Note and an exchange of an Individual Note or Notes for another Individual Note or Notes (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Global Notes, so long as the Global Notes remain outstanding and are held by or on behalf of the Depository), may be made only in accordance with this Section 4.02 and in accordance with the rules of the Depository and Applicable Procedures.

(n) (i) Upon acceptance for exchange or transfer of an Individual Note for a beneficial interest in the Global Note as provided herein, the Note Registrar shall cancel such Individual Note and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and an increase in the Note balance of the Global Note equal to the Note balance of such Individual Note exchanged or transferred therefor.

(ii) Upon acceptance for exchange or transfer of a beneficial interest in the Global Note for an Individual Note as provided herein, the Note Registrar shall (or shall request the Depository to) endorse on the schedule affixed to the Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Note balance of the Global Note equal to the Note balance of such Individual Note issued in exchange therefor or upon transfer thereof.

(o) The Securities Legend shall be placed on any Individual Note issued in exchange for or upon transfer of another Individual Note or of a beneficial interest in the Global Note.

(p) Subject to the restrictions on transfer and exchange set forth in this Section 4.02, the holder of any Individual Note may transfer or exchange the same in whole or in part (in an initial Note balance equal to the minimum authorized denomination of $1,000,000 or any integral multiple of $100,000 in excess thereof) by surrendering such Note at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Note Registrar in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Note may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Note Registrar in writing of a request for transfer or exchange of such beneficial interest for an Individual Note or Notes. Following a proper request for transfer or exchange, the Note Registrar shall, within five (5) Business Days of such request made at such Corporate Trust Office, cause the Indenture Trustee to authenticate and the Note Registrar to deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Note or Notes, as the case may require, for a like aggregate Percentage Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Note shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney–in–fact.

(q) No transfer of any Note shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. No transfer of any Note shall be made if such transfer would require the Issuer to register as an “investment company” under the Investment Company Act. In the event of any such transfer, unless such transfer is made in reliance upon Rule 144A under the Securities Act or Regulation S under the Securities Act, (i) the Indenture Trustee may require a written Opinion of Counsel (which may be in–house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Indenture Trustee, the Issuer, or the Servicer and (ii) the Indenture Trustee shall require the transferee to execute a Transferee Letter certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which Transferee Letter shall not be an expense of the Indenture Trustee, the Issuer or the Servicer. The holder of a Note desiring to effect such transfer shall, and by accepting a Note and the benefits of this Indenture does hereby agree to, indemnify the Indenture Trustee, the Issuer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Issuer, the Indenture Trustee or the Trust Depositor intends or is obligated to register or qualify any Note under the Securities Act or any state securities laws.

(r) By acquiring a Class A Note, a Class B Note or a Class C Note, each purchaser and transferee shall be deemed to represent and warrant that either (a) it is not acquiring such Note with the plan assets of an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, an entity whose underlying assets are deemed to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity, or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA for which no election has been made under section 410(d) of the Code) that is subject to any federal, state or local law that is substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code; or (b) the acquisition and holding of such Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code (or, in the case of a governmental plan or a church plan, any substantially similar federal, state or local law).

(s) Notwithstanding any other provision of this Agreement to the contrary, on the Closing Date, the Indenture Trustee shall authenticate in the name of, and deliver to, the Trust Depositor, the Class D Notes and the Class E Note, each in the form of a single Individual Note in an aggregate principal amount equal to the Initial Class D Principal Balance and the Initial

Class E Principal Balance, respectively. The Holder of the Class D Notes, the Class E Note and the Trust Certificate shall initially be the Trust Depositor. No transfer, sale, pledge or other disposition of the Class E Note (a “Transfer”) shall be made unless (1) simultaneously with the Transfer a proportionate amount of Trust Certificates are Transferred so that the ratio of the Percentage Interest of the Trust Certificates so Transferred to all Trust Certificates and the ratio of the Percentage Interest of the Class E Notes so Transferred to all Class E Notes are equal, (2) the Transfers of the Trust Certificates and Class E Notes referred to herein are made to the same Person and (3) the Percentage Interest of the Trust Certificates and Class E Notes, respectively, so transferred is no less than ten (10%) percent.

(t) Any Class D Note or Class E Note may only be owned by United States Persons (as defined in Section 7701(a)(30) of the Code).

(u) No Class D Note or Class E Note may be owned by any natural Person.

(v) No Class D Note or Class E Note may be acquired directly or indirectly, for, on behalf of or with the assets of an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, or an entity (including an insurance company general account) whose underlying assets are deemed to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity. No transfer of a Class D Note or a Class E Note representing an Individual Note shall be made unless the Indenture Trustee shall have received a certification from the transferee of such Individual Note, acceptable to and in form and substance satisfactory to the Indenture Trustee and the Issuer, to the effect that such transferee is acquiring a Class D Note or a Class E Note in conformance with the requirements of the preceding sentence. Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Class D Note or Class E Note representing an Individual Note is made without delivery of the certification referred to above, such certification shall be deemed to have been made by the Transferee by its acceptance of such Individual Note.

(w) No transfer, sale, pledge or other disposition of a Class D Note shall be made if immediately after such transfer, sale, pledge or other disposition the total number of Class D Noteholders would exceed ten; provided, however, that this subsection 4.02(w) shall not apply if the Issuer shall have received an opinion of nationally recognized tax counsel to the effect that (1) such transfer will not cause the Issuer to be treated as a publicly traded partnership (within the meaning of Section 7704 of the Code) or (2) the Class D Notes will be treated as debt for federal income tax purposes.

Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes.

Subject to UCC § 8–405, if (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04 Payment of Principal and Interest; Defaulted Interest.

(a) The Notes shall accrue interest during each Interest Accrual Period on the basis of the actual number of days elapsed during such Interest Accrual Period and a year assumed to consist of 360 days. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date, by check mailed first–class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Global Notes have been issued pursuant to Section 4.02, with respect to Notes registered on the Record Date in the name of the nominee of the Depository (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such Person and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Maturity Date (and except for the Termination Price for any Note called for redemption pursuant to Section 10.01) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

(b) The principal of each Note shall be payable in installments on each Payment Date as provided in the Transfer and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee with the consent of the Required Holders have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments among the Classes of Notes shall be made in the order and priorities set forth herein and in the Transfer and Servicing Agreement, and all principal payments on the Notes of the same Class shall be made pro rata to the Noteholders of such Class. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

Section 4.05 Tax Treatment.

The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, (i) the Notes (other than the Class D Note and the Class E Note) will qualify as indebtedness secured by the Indenture Collateral and (ii) the Issuer shall not be treated as an association, taxable mortgage pool or publicly traded partnership taxable as a corporation. The Issuer, by entering into this Indenture, and each Noteholder (other than the Class D Noteholder and the Class E Noteholder), by the acceptance of any such Note (and each beneficial owner of a Note, by its acceptance of an interest in the applicable Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness of the Issuer. Each Holder of such Note (other than the Class D Noteholder and the Class E Noteholder) agrees that it will cause any beneficial owner of such Note acquiring an interest in a Note through it to comply with this Indenture as to treatment of indebtedness under applicable law, as described in this Section 4.05. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7703-3 whereby the Issuer or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by the terms of this Indenture, shall not file tax returns or obtain any federal employer identification number for the Issuer, but shall treat the Issuer as a security device or disregarded entity for federal income tax purposes. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

It is the intent of the Trust Depositor, the Servicer, the Class D Noteholder, the Class E Noteholder and the Certificateholder that in the event (i) the Trust Certificate, the Class D Note and the Class E Note are owned by one (1) Holder, for federal income tax purposes the Trust will be treated as a division of such Holder or be disregarded as an entity separate from such Holder, and (ii) in the event that the Trust Certificate and/or the Class E Note are owned by more than one (1) Holder, the Trust will be treated as described in Section 2.11 of the Trust Agreement.

Section 4.06 Satisfaction and Discharge of Indenture.

This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.01, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.16, 3.18, 3.19, 3.21, 3.22, 4.05, 6.16, 6.17, 6.19 and 11.16 (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.07) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

(A) any of the following has occurred:

(1) all Notes of such Series theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation;

(2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at the applicable Maturity Date within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer; or

(3) if and only if the Trust Depositor is the sole Holder of the Class D Notes and the Class E Note, the Class A Notes, Class B Notes and Class C Notes have been paid in full,

and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an Eligible Deposit Account (which shall be the Collection Account or Note Distribution Account) for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Note not theretofore delivered to the Indenture Trustee for cancellation when due to the final scheduled Payment Date, as the case may be;

(B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes; and

(C) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel and an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of subsection 11.01(a) and, subject to Section 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with and the Rating Agency Condition has been satisfied.

This Indenture shall cease to be of further effect with respect to each Swap when such Swap has been terminated and the Swap Counterparty has received all amounts it is entitled to receive upon such termination.

Section 4.07 Application of Trust Money.

All moneys deposited with the Indenture Trustee pursuant to Section 4.06 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

Section 4.08 Repayment of Moneys Held by Paying Agent.

In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V

REMEDIES

Section 5.01 Events of Default

“Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) failure to pay on each Payment Date the full amount of accrued interest on any Note and such failure continues unremedied for two (2) Business Days;

(b) failure to pay the then outstanding Outstanding Principal Balance of any Note, if any, on the Legal Final Maturity Date;

(c) (i) failure on the part of the Originator or the Servicer to make any payment or deposit required under the Transfer and Servicing Agreement within two (2) Business Days after the date the payment or deposit is required to be made, or (ii) failure on the part of the Originator, the Trust Depositor, the Issuer, the Indenture Trustee, the Servicer or the Owner Trustee to observe or perform any other covenants or agreements of such entity set forth in the Transfer and Servicing Agreement or the Indenture, which failure continues unremedied for a period of thirty (30) days after the Originator, the Trust Depositor, the Issuer, the Indenture Trustee, the Servicer or the Owner Trustee has actual knowledge thereof or after written notice thereof in accordance with Section 11.04 of this Indenture; provided, that, no such thirty (30) day cure period shall apply in the case of a failure by the Originator to perform its agreement to repurchase or substitute for Ineligible Loans; and further, provided, that, only a five (5) day cure period shall apply in the case of a failure by the Originator, the Indenture Trustee or the Owner Trustee to observe their respective covenants not to grant a security interest in or otherwise intentionally create a lien on the Loans;

(d) any representation, warranty, certification or written statement made by the Originator, the Trust Depositor, the Indenture Trustee, the Servicer or the Owner Trustee in the Transfer and Servicing Agreement or the Indenture or any information required to be given by the Originator or the Trust Depositor to the Trust or the Indenture Trustee to identify the Loans proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of thirty (30) days after the Originator, the Trust Depositor, the Issuer, the Indenture Trustee, the Servicer or the Owner Trustee has actual knowledge thereof or after written notice thereof in accordance with Section 11.04 of this Indenture; provided, however, that an Event of Default shall not be deemed to occur thereunder if the Originator has repurchased or substituted for the related Loans through the Trust Depositor during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(e) the Class E Note is held by more than ten (10) persons;

(f) a Servicer Default occurs;

(g) the Indenture Trustee, on behalf of the Noteholders and the Swap Counterparties, shall fail for any reason to have a valid and perfected first priority security interest in the Loans and the Collateral;

(h) the Originator or the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy in whole or in part that could reasonably be expected to have a material adverse effect upon the Noteholders and the Swap Counterparties;

(i) on any day any Swap Transaction fails to meet the requirements set forth in this Indenture and such failure continues unremedied for a period of thirty (30) days after written notice is given to the Issuer;

(j) the occurrence of an Insolvency Event relating to the Trust Depositor or the Issuer;

(k) the occurrence of an Insolvency Event relating to the Originator or the Servicer; or

(l) the Issuer becomes subject to registration as an “investment company” under the Investment Company Act of 1940, as amended.

Section 5.02 Acceleration of Maturity; Rescission and Annulment.

If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Required Holders may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer and the Rating Agencies (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V; provided, the Required Holders, by written notice to the Issuer and the Indenture Trustee and the Swap Counterparty, may rescind and annul such declaration and its consequences if:

(A) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes, all scheduled payments then due and payable under each Swap and all other amounts that would then be due hereunder, upon the Notes and under each Swap if the Event of Default giving rise to such acceleration had not occurred; and

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(B) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission or annulment shall affect any subsequent default or impair any right consequent thereto. No such rescission or annulment shall affect a Swap or any Swap Transaction that has been terminated in accordance with the terms thereof.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of Indenture Trustee.

(a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) The Indenture Trustee, following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Indenture Collateral.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion (except as provided in subsection 5.03(d), and shall, at the direction of the Required Holders), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as shall be deemed most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) Notwithstanding anything to the contrary contained in this Indenture, if an Event of Default shall have occurred and be continuing, and if the Issuer fails to perform its obligations under Section 10.01 when and as due, the Indenture Trustee may in its discretion, and shall, at the direction of the Required Holders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee, or the Required Holders, as the case may be, shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law; provided, that, the Indenture Trustee shall only be entitled to take any such actions to the extent such actions (i) are taken only to enforce the Issuer’s obligations to redeem the principal amount of Notes, and (ii) are taken only against the Indenture Collateral, any investments therein and any proceeds thereof.

(e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Collateral, Proceedings under any Insolvency Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings in accordance with the written direction of a majority of the Holders;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings in accordance with the written direction of a majority of the Holders;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, as administrative expenses associated with any such proceeding, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(g) All rights of action, and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or

Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(h) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all of the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

Section 5.04 Remedies.

If an Event of Default shall have occurred and be continuing, the Indenture Trustee (subject to Section 5.05) may, and shall if so directed by the Required Holders in writing:

(i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Transfer and Servicing Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Collateral;

(iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes; and

(iv) sell the Indenture Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Collateral following an Event of Default, other than an Event of Default described in subsection 5.01(a) or (b), unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto (and, unless it shall be paid in full all amounts payable to each Swap Counterparty upon a termination of its Swap, each Swap Counterparty consents thereto), (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and all amounts payable to each Swap Counterparty upon termination of the Swaps or (C) the Indenture Trustee determines that the Indenture Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to each Rating Agency and obtains the consent of the Holders of 100% of the Outstanding Amount of the Notes (and, unless it shall be paid in full all amounts payable to each Swap Counterparty upon a termination of its Swap, the consent of each Swap

Counterparty). In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Collateral for such purpose and shall in no event be liable for relying on such opinions; provided, however, upon the occurrence of an Event of Default described in subsection 5.01(k), caused solely from an event described in such subparagraph occurring with respect to the Trust Depositor or the Issuer, the Indenture Collateral will be liquidated by the Indenture Trustee, at the expense of the Trust, and the Trust will be terminated ninety (90) days after the date of such Insolvency Event, unless, before the end of such ninety (90) day period, the relevant Trustee shall have received written instructions from the Required Holders, to the effect that such Required Holders disapprove of the liquidation of such Indenture Collateral and termination of such Trust.

Section 5.05 Optional Preservation of the Indenture Collateral.

Following an Event of Default and if such Event of Default has not been rescinded and annulled, and except as otherwise provided above, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Collateral; provided, however, that the Indenture Trustee shall at all times maintain possession of the Indenture Collateral, consisting of “instruments” (within the meaning of the UCC), not constituting part of chattel paper (if any), evidencing any Loan that had previously been delivered to the Indenture Trustee as part of the Indenture Collateral, unless and until such “instruments” are delivered in connection with a realization with respect to the Indenture Collateral in accordance with the terms of this Indenture. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal and interest on the Notes and amounts due under the Swaps, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Collateral. In determining whether to maintain possession of the Indenture Collateral, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Collateral for such purpose.

Section 5.06 Priorities.

(a) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property as set forth in Section 7.05 of the Transfer and Servicing Agreement.

(b) The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.06. At least five (5) days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the Payment Date and the amount to be paid.

Section 5.07 Limitation of Suits.

No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (and in all events subject to Section 11.16 hereof):

(i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii) such Holder or Holders have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

(v) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Notes, voting together as a single class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee shall act at the direction of the group of Holders representing the greater percentage of the Outstanding Amount of the Notes.

Section 5.08 Unconditional Rights of Noteholders to Receive Principal and Interest.

Notwithstanding any other provisions in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.09 Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10 Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11 Delay or Omission Not a Waiver.

No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.12 Control by Noteholders.

The Required Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee (in all events subject to subsection 6.02(f)); provided, that:

(i) such direction shall not be in conflict with any rule of law or with any other provision of this Indenture;

(ii) subject to the terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Collateral shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

(iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Collateral shall be of no force and effect; and

(iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially and adversely affect the rights of any Noteholders not consenting to such action.

Section 5.13 Waiver of Past Defaults.

In the case of any waiver of an Event of Default, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto. Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto. No such waiver shall affect a Swap or any Swap Transaction that has been terminated in accordance with the terms thereof.

Section 5.14 Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof and each Swap Counterparty by accepting the benefits hereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

Section 5.15 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16 Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Swap Counterparties or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.06.

Section 5.17 Performance and Enforcement of Certain Obligations.

(a) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Trust Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Transfer Agreement and the Transfer and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transfer Agreement and the Transfer and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Trust Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Trust Depositor or the Servicer of each of their obligations under the Transfer Agreement and the Transfer and Servicing Agreement.

(b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Required Holders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Trust Depositor or the Servicer under or in connection with the Transfer Agreement and the Transfer and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Trust Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transfer Agreement and the Transfer and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

THE INDENTURE TRUSTEE

Section 6.01 Duties of Indenture Trustee.

(a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs with respect to the Indenture Collateral.

(b) Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the factual statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of subsection 6.01(b);

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

(d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections 6.01(a), (b) and (c).

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Transfer and Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(g) The Indenture Trustee shall have no discretionary duties other than those explicitly set forth in this Indenture.

(h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this section and to the provisions of the TIA.

Section 6.02 Rights of Indenture Trustee.

(a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in a manner consistent with Section 6.01.

(g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested in writing by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Transfer and Servicing Agreement, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

(h) The Indenture Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

(i) The Indenture Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer.

(j) The permissive rights of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful default.

(k) Except for (i) a default under subsections 5.01(a) or (b) hereof or (ii) any other event of which a Responsible Officer of the Indenture Trustee has “actual knowledge” and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default or Servicer Default unless specifically notified in writing of such event by the Issuer or any Noteholder; as used herein, the term “actual knowledge” means the actual fact or statement of knowing, by a Responsible Officer without any duty to make any investigation with regard thereto.

(l) In the event that the Indenture Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent or Transfer Agent or Registrar.

(m) In no event shall the Indenture Trustee be liable for the selection of Eligible Investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

Section 6.03 Individual Rights of Indenture Trustee.

The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co–registrar or co–paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Section 6.11.

Section 6.04 Indenture Trustee’s Disclaimer.

The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Indenture Collateral or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

Section 6.05 Notice of Defaults or Events of Default.

If a Default or Event of Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder and Swap Counterparty notice of the Default or Event of Default within ninety (90) days after it occurs. Except in the case of a Default or Event of Default with respect to the payment of principal of or interest on any Note (including payments pursuant to the redemption of such Notes), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders and the Swap Counterparties.

Section 6.06 Reports by Indenture Trustee to Holders.

The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its federal and state income tax returns. In addition, upon the Issuer’s or a Holder’s written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer or such Holder that is reasonably available to the Indenture Trustee to enable the Issuer or such Holder to perform its federal and state income tax reporting obligations.

Section 6.07 Compensation and Indemnity.

The Issuer shall pay or shall cause the Administrator or Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services as Indenture Trustee and as Paying Agent (if the Indenture Trustee serves as such) to the extent such compensation is not otherwise paid to the Indenture Trustee. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Administrator or the Servicer to reimburse the Indenture Trustee for all reasonable out–of–pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall indemnify or shall cause the Administrator or the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the administration of this Indenture and the performance of its duties hereunder, under the Transfer and Servicing Agreement and any other document or transaction contemplated herewith or therewith or as a Paying Agent for the Issuer. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall defend or shall cause the Administrator or the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Administrator or the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator or the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuer’s payment and indemnification obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture and the earlier removal or resignation of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in subsections 5.01(j) and (k) with respect to the Issuer, the expenses are intended to constitute expenses of administration under applicable Insolvency Law.

Section 6.08 Replacement of Indenture Trustee.

The Indenture Trustee may resign at any time by so notifying the Issuer and the Servicer. The Issuer may remove the Indenture Trustee if:

(i) the Indenture Trustee fails to comply with Section 6.11;

(ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or ordering the winding–up or liquidation of the Indenture Trustee’s affairs, provided any such decree or order shall have continued unstayed and in effect for a period of thirty (30) consecutive days;

(iii) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

(iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all of the rights, powers and duties of the Indenture Trustee under this Indenture. No successor Indenture Trustee shall accept appointment as provided in this Section 6.08 unless at the time of such acceptance such Person shall be eligible under Section 6.11. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to the Noteholders and the Swap

Counterparties (at their addresses shown in the register kept by the Issuer, and provided to the Indenture Trustee). The retiring Indenture Trustee shall promptly transfer, at the expense of the Issuer, all property held by it as Indenture Trustee to the successor Indenture Trustee and shall execute and deliver such instruments and other documents as may reasonably be required to more fully and certainly vest and confirm in the successor Indenture Trustee all such rights, duties, powers and obligations.

If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08 and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

Section 6.09 Successor Indenture Trustee by Merger.

If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that, such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide each Rating Agency and the Swap Counterparties prompt notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10 Appointment of Co–Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture

Collateral may at the time be located, the Indenture Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co–Indenture Trustee or co–Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Swap Counterparties, such title to the Indenture Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co–Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility of a successor Indenture Trustee under Section 6.11 and no notice to Noteholders or Swap Counterparties of the appointment of any co–Indenture Trustee or separate Indenture Trustee shall be required under Section 6.08. If the Indenture Trustee is incompetent or unqualified in any jurisdiction to perform as required by this Indenture, all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon such separate Indenture Trustee or co–Indenture Trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Indenture Trustee.

(b) Every separate Indenture Trustee and co–Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co–Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co–Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co–Indenture Trustee, but solely at the direction of the Indenture Trustee;

(ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder; and

(iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate Indenture Trustee or co–Indenture Trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co–Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co–Indenture Trustee shall refer to this Indenture and the conditions of this Article. Each separate Indenture Trustee and co–Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co–appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all of the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator.

(d) Any separate Indenture Trustee or co–Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney–in–fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co–Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate Indenture Trustee or co–Indenture Trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

Section 6.11 Eligibility.

The Indenture Trustee shall at all times satisfy the requirements of TIA §310(a). The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody’s, BBB– by S&P and BBB– by Fitch (if rated by Fitch) and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority; provided, that, the Indenture Trustee’s separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08. The Indenture Trustee shall comply with TIA §310(b); provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met.

Section 6.12 Preferential Collection of Claims Against Issuer.

The Indenture Trustee shall comply with TIA §311(a), excluding any creditor relationship listed in TIA §311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent indicated.

Section 6.13 Representations and Warranties of Indenture Trustee.

The Indenture Trustee in its individual capacity and as Indenture Trustee represents and warrants as follows:

(a) Organization and Corporate Power. It is a duly organized and validly existing national banking association in good standing under the laws of each jurisdiction where its business so requires. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Indenture Trustee under this Indenture and the Transfer and Servicing Agreement (the foregoing documents, the “Indenture Trustee Documents”) and to authenticate the Notes.

(b) Due Authorization. The execution and delivery of the Indenture Trustee Documents, the consummation of the transactions provided for therein and the authentication of the Notes have been duly authorized by all necessary corporate action on its part, either in its individual capacity or as Indenture Trustee, as the case may be.

(c) No Conflict. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes) will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Indenture Trustee is a party or by which it or any of its property is bound.

(d) No Violation. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Indenture Trustee.

(e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority applicable to the Indenture Trustee, required in connection with the execution and delivery of the Indenture Trustee Documents, the performance by the Indenture Trustee of the transactions contemplated thereby and the fulfillment by the Indenture Trustee of the terms thereof (including the authentication of the Notes), have been obtained.

(f) Validity, Etc. Each Indenture Trustee Document constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity, concepts of materiality and reasonableness (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

Section 6.14 Directions to Indenture Trustee.

The Indenture Trustee is hereby directed:

(i) to accept a collateral assignment of the Loans and hold the assets of the Indenture Collateral as security for the Noteholders and Swap Counterparties;

(ii) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture;

(iii) to execute and deliver the Transaction Documents to which it is a party; and

(iv) to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15 Conflicts.

If a Default occurs and is continuing and the Indenture Trustee is deemed to have a “conflicting interest” (as defined in the TIA) as a result of acting as trustee for all of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Note and the Class E Note, the Issuer shall appoint a successor Indenture Trustee for the Class A Notes, the Class B Notes and the Class C Notes and a successor for the Class D Notes and the Class E Note so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes and the Class C Notes on the one hand, and for the Class D Notes and the Class E Note on the other hand. No such event shall alter the voting rights of the Noteholders under this Indenture or under any of the other Transaction Documents.

Section 6.16 Indenture Trustee’s Review of Loan Files.

The Indenture Trustee agrees, for the benefit of the Noteholders and the Swap Counterparties, to review the Loan Files as provided in Section 2.07 of the Transfer and Servicing Agreement.

Section 6.17 Indenture Collateral; Related Documents.

(a) When instructed to do so by the Issuer or the Servicer, the Indenture Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture or the Transfer and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article III or Article VI shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) In order to facilitate the servicing of the Loans, the Indenture Trustee authorizes the Servicer in the name and on behalf of the Indenture Trustee and the Issuer, to perform its respective duties and obligations under the Transfer and Servicing Agreement and the Indenture Trustee agrees to perform its obligations thereunder in accordance with the terms thereof.

(c) The Indenture Trustee shall, at such time as there are no Notes Outstanding and after termination of each Swap Transaction and payment of all amounts payable thereunder in connection with such termination, including Swap Breakage Costs, release all of the Indenture

Collateral to the Issuer (other than any cash held for the payment of the Notes or the Swaps pursuant to Section 3.03 or 4.06), subject; however, to the rights of the Indenture Trustee under Section 6.07.

Section 6.18 Amendments to Transfer and Servicing Agreement.

The Indenture Trustee may enter into any amendment or supplement to the Transfer and Servicing Agreement only in accordance with Section 13.01 of the Transfer and Servicing Agreement. The Indenture Trustee may, in its reasonable discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected in any material respect.

Section 6.19 Servicer as Agent and Bailee of Indenture Trustee.

(a) Solely for purposes of perfection under Section 9–313 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Indenture Trustee hereby acknowledges that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account pursuant to Section 7.01 of the Transfer and Servicing Agreement, as well as its agent and bailee in holding any documents released to the Servicer pursuant to the Transfer and Servicing Agreement, and any other items constituting a part of the Indenture Collateral which from time to time come into the possession of the Servicer. It is intended that, by the Servicer’s execution and delivery of the Transfer and Servicing Agreement, the Indenture Trustee, as a secured party, will be deemed to have possession of such documents, such moneys and such other items for purposes of Section 9–313 of the UCC of the state in which such property is held by the Servicer.

(b) Solely for purposes of perfection under Section 9–313 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Indenture Trustee, if the transfer of the Loans and the other assets in the Indenture Collateral by the Trust Depositor to the Issuer is deemed to be a loan, the Indenture Trustee hereby acknowledges it is acting as agent and bailee of the Issuer in holding items constituting a part of the Indenture Collateral which from time to time come into the possession of the Indenture Trustee.

ARTICLE VII

NOTEHOLDERS’ LISTS AND REPORTS

Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not more than five (5) days after the earlier of (a) each Record Date and (b) three (3) months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 7.02 Preservation of Information; Communication to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar and shall otherwise comply with TIA §312(a). The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b) Noteholders may communicate pursuant to TIA §312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA §312(c).

Section 7.03 Reports by Issuer.

(a) The Issuer shall:

(i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA §313(c) and the Swap Counterparties) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this subsection 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on March 31 of each year.

Section 7.04 Reports by Indenture Trustee.

(a) If required by TIA §313(a), within sixty (60) days after January 31 beginning with January 31, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA §313(c) and each Swap Counterparty a brief report dated as of such date that complies with TIA §313(a). The Indenture Trustee also shall comply with TIA §313(b).

A copy of each report at the time of its mailing to Noteholders and each Swap Counterparty shall be filed by the Issuer, or the Trust Depositor on the Issuer’s behalf, with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee in writing if and when the Notes are listed on any stock exchange.

The Indenture Trustee shall mail to each Noteholder within a reasonable period of time after the end of each calendar year, but in no event later than February 28, commencing in February, 2005, a Form 1099 under the Code with respect to amounts paid to such Noteholder with respect to the Notes during the immediately preceding calendar year ending December 31.

(b) The Indenture Trustee shall forward by mail to each Noteholder and the Swap Counterparties the statements delivered to it pursuant to Article IX of the Transfer and Servicing Agreement except for the Monthly Report. The Indenture Trustee may make available to the Noteholders, the Swap Counterparties and to the parties to the Transaction Documents and the Rating Agencies, via the Indenture Trustee’s Internet website, each Monthly Report and, with the consent or at the direction of the Trust Depositor, such other information regarding the Notes and/or the Loans as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee.

The Indenture Trustee’s Internet website shall be initially located at “www.CTSLink.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Swap Counterparties, the parties to the Transaction Documents and the Rating Agencies. In connection with providing access to the Indenture Trustee’s Internet website, the Indenture Trustee may (other than with respect to the Swap Counterparties and the parties to the Transaction Documents and the Rating Agencies) require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement.

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01 Collection of Money.

Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Transfer and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02 Trust Accounts.

(a) On or prior to the Closing Date, the Issuer shall cause the Servicer and, in the case of the Swap Counterparty Collateral Account, the Indenture Trustee, to establish and maintain, with the Indenture Trustee and in the name of the Indenture Trustee, for the benefit of the Noteholders, the Swap Counterparties, and the Certificateholders, the Trust Accounts as provided in Section 7.01 of the Transfer and Servicing Agreement.

(b) On or before each Payment Date, all amounts required to be disbursed to the Indenture Trustee with respect to the preceding Collection Period pursuant to Section 7.01 of the Transfer and Servicing Agreement will be transferred from the Collection Account and/or the Reserve Fund and deposited by the Indenture Trustee upon receipt to the Note Distribution Account.

(c) On each Determination Date prior to the occurrence of an Event of Default, an Accelerated Amortization Event or the occurrence and continuance of a Class A Trigger, Class B Trigger or Class C Trigger, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Payment Date the Indenture Trustee shall withdraw, from the Interest Collection Account and the Reserve Fund all amounts (to the extent there are sufficient funds available) to make payments as provided in subsection 7.05(a) of the Transfer and Servicing Agreement.

(d) On each Determination Date after the occurrence and continuance of an Event of Default, an Accelerated Amortization Event or the occurrence and continuance of a Class A Trigger, Class B Trigger or Class C Trigger, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Payment Date the Indenture Trustee shall withdraw, from the Interest Collection Account and the Reserve Fund all amounts (to the extent there are sufficient funds available) to make payments as provided in Section 7.05(b) of the Transfer and Servicing Agreement.

(e) On each Determination Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Payment Date the Indenture Trustee shall withdraw, from the Principal Collection Account all amounts (to the extent there are sufficient funds available) to make payments as provided in subsection 7.05(c) of the Transfer and Servicing Agreement.

(f) If on any Payment Date, the aggregate amounts on deposit in the Collection Account and the Reserve Fund are greater than or equal to the sum of (i) the Aggregate Outstanding Principal Balance, (ii) the interest accrued thereon, (iii) any accrued and unpaid Servicing Fee, (iv) unreimbursed Servicer Advances, (v) amounts owed to the Indenture Trustee, the Backup Servicer and the Owner Trustee, and (vi) amounts owed to the Swap Counterparties, including Swap Breakage Costs, the amounts on deposit in the Reserve Fund will be deposited in the Collection Account and used to redeem the Notes in full. The redemption price will be equal to the unpaid principal amount of the Notes plus accrued and unpaid interest through the date of redemption. It shall be a condition to such redemption that all Swap Transactions then outstanding under all Swaps then in effect be terminated and all amounts payable upon such termination to the Swap Counterparties have been paid in full.

Section 8.03 General Provisions Regarding Accounts.

(a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts (other than any Swap Counterparty Collateral Accounts) shall be invested in accordance with the provisions of Section 7.03 of the Transfer and Servicing Agreement. Except as otherwise provided in Section 7.03 of the Transfer and Servicing Agreement, all income or other gain from investments of moneys deposited in such Trust Accounts (other than any Swap Counterparty Collateral Accounts) shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the related Trust Account. The Issuer will not direct the Indenture Trustee or permit the Servicer to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(b) Subject to subsection 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

(c) If (i) the Issuer or the Servicer shall have failed to give written investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer or the Servicer and Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Indenture Collateral are being applied in accordance with Section 5.06 as if there had not been such a declaration, then the Indenture Trustee shall invest funds in the Trust Accounts in investments meeting the requirements of clause (vi) of the definition of Eligible Investment in the Transfer and Servicing Agreement and shall promptly notify the Issuer. The Indenture Trustee shall have no responsibility for losses on investments made in accordance with this subsection 8.03(c), and all income and losses shall be for the account of the related Trust Account.

Section 8.04 Release of Indenture Collateral.

(a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Transfer and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all outstanding Swap Transactions under all Swaps then in effect have been terminated and all payments payable to the Swap Counterparties in connection with such termination have been paid in full, and (iii) all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Indenture Collateral that secured the Notes from the lien of this Indenture without representation, warranty or recourse and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this subsection 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA as so stated in the Opinion of Counsel) Independent Certificates in accordance with TIA §§314(c) and 314(d)(1) and in each case meeting the applicable requirements of Section 11.01.

Section 8.05 Opinion of Counsel.

The Indenture Trustee shall receive at least seven (7) days prior written notice (or such lesser number of days as the Indenture Trustee may agree) when requested by the Issuer to take any action pursuant to subsection 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the Swaps or the rights of the Noteholders or the Swap Counterparties in contravention of the provisions of this Indenture; provided, that, notwithstanding the foregoing, no Opinion of Counsel shall be required hereunder (i) to release the lien of this Indenture on any Collateral related to a Loan that has been repaid in full (including a repayment in full at less than the full principal amount, if permitted under subsection 5.05(b)), (ii) to release the lien of this Indenture on any Collateral the interest of the Trust in which is created by a subordinated lien in connection with the foreclosure of a senior lien that is a Permitted Lien or (iii) to release the lien of this Indenture on any Collateral the interest of the Trust in which is created by a senior lien (not subject to a subordination agreement) if the value of such Collateral being released is less than 25% of the total value of the Collateral as of the date such Collateral became subject to the lien of this Indenture; provided, further, that, such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without Consent of Noteholders.

Without the consent of the Holders of any Notes and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or the Transaction Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

(vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article VI;

(vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; and

(viii) to make such amendments to this Indenture or the Notes (other than an amendment of the type described in Section 9.02(i)-(viii)) as the Issuer and the Indenture Trustee, in their reasonable discretion, may deem necessary or advisable in order for the Class A Notes, the Class B Notes and the Class C Notes to qualify for or maintain their listing on the Irish Stock Exchange.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained. Any amendment or supplemental indenture entered into pursuant to this Section 9.01 shall not adversely affect the interests of the Holders of the Notes in any material respect, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee. The consent of each Swap Counterparty will be required unless the Trust obtains an opinion of counsel stating that the amendment does not adversely affect in any material respect the interests of the Swap Counterparties.

Section 9.02 Supplemental Indentures With Consent of Noteholders.

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, and with the consent of the Required Holders and each Swap Counterparty, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note and each Swap Counterparty:

(i) reduce the amount or extend the time of payment of any amount owing or payable under any Note;

(ii) increase or reduce the interest payable on any Note;

(iii) alter or modify the provisions of the Transfer and Servicing Agreement with respect to the order of priorities in which Collections on the Loans shall be paid to Noteholders or with respect to the amount or timing of payments on the Notes;

(iv) reduce, modify or amend any indemnities in favor of any Noteholder or in favor of or to be paid by the Trust Depositor, or alter the definition of the parties that are indemnified hereunder to exclude any Noteholder;

(v) make any interest or principal payable in a currency other than U.S. dollars;

(vi) permit the creation of any Lien on the Loans senior to or on a parity with the lien of the Indenture or permit the termination or derogation of the lien of the Indenture;

(vii) modify, amend or supplement the provisions of the Transfer and Servicing Agreement relating to amendments, waivers and supplements to the Indenture, the Transfer and Servicing Agreement or any other document;

(viii) modify the percentage of Noteholders required to make any modification of the Indenture or to direct the Indenture Trustee to sell or liquidate the Loans; or

(ix) to evidence or implement any change to this Indenture required by regulations or guidelines enacted to support the USA PATRIOT Act.

provided, that, only the consent of the Holder of each Outstanding Note affected thereby shall be required for any decrease in an amount of or the rate of interest payable on the Note or any extension for the time of payment of any amount payable under the Note or any reduction, modification or amendment of any indemnities in favor of such Noteholder or in favor of or to be paid by the Trust Depositor, or the alteration of the definition of “indemnified parties” to exclude such Noteholder; provided, further, that, Section 3.27 of this Indenture shall not be amended without the consent of each Swap Counterparty.

Neither the Issuer, the Indenture Trustee nor any of their respective affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Note Owner for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Transfer and Servicing Agreement or the Notes unless such consideration is offered to be paid to all Note Owners that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

It shall not be necessary for any Act of Noteholders, as herein defined, under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Swap Counterparties and to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03 Execution of Supplemental Indentures.

In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, that all conditions precedent to the execution of such supplemental indenture have been met and that such actions shall not adversely affect the interests of the Holders of the Notes in any material respect. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all of the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05 [Reserved].

Section 9.06 Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section 9.07 Special Supplemental Agreement.

If any party to this Indenture is unable to sign any amendment or a supplement due to its dissolution, winding up or comparable circumstances, then the consent of the Required Holders shall be sufficient to amend this Agreement without such party’s consent.

ARTICLE X

REDEMPTION OF NOTES

Section 10.01 Redemption.

(a) In the event that the assets of the Trust are sold pursuant to Section 9.02 of the Trust Agreement or subsection 5.03(b) of this Indenture, the proceeds of such sale shall be distributed as provided in Section 5.06. If amounts are to be paid to Noteholders pursuant to this subsection 10.01(a), the Servicer or the Issuer shall, to the extent practicable, furnish written notice of such event to the Indenture Trustee and each Swap Counterparty not later than twenty (20) days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date. It shall be a condition to any such redemption that all Swap Transactions outstanding under all Swaps then in effect be terminated and all amounts, including Swap Breakage Costs, owed to the Swap Counterparties shall be payable on the Redemption Date.

(b) In the event that on any Payment Date, the aggregate amounts on deposit in the Collection Account and the Reserve Fund are greater than or equal to the sum of

(i) the Aggregate Outstanding Principal Balance of the Notes;

(ii) the interest accrued thereon;

(iii) amounts owed to the Swap Counterparties, including Swap Breakage Costs;

(iv) any amounts owed to the Indenture Trustee, the Backup Servicer and the Owner Trustee;

(v) any accrued and unpaid Servicing Fee; and

(vi) unreimbursed Servicer Advances, the Notes shall be redeemed in whole, but not in part, for a price equal to the Redemption Date Amount. The Redemption Date Amount shall be paid from amounts on deposit in the Reserve Fund that will be deposited by the Indenture Trustee into the Collection Account on the related Redemption Date. If amounts are to be paid to Noteholders pursuant to this subsection 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish written notice of such event to the Indenture Trustee and to the Swap Counterparties not later than twenty (20) days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date. It shall be a condition to such redemption that all Swap Transactions then outstanding under all Swaps then in effect be terminated and all amounts payable upon such termination to the Swap Counterparties be paid in full.

Section 10.02 Form of Redemption Notice.

Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first–class mail, postage prepaid, mailed not less than five (5) days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Date Amount; and

(iii) the place where such Notes are to be surrendered for payment of the Redemption Date Amount (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

Section 10.03 Notes Payable on Redemption Date.

The Notes to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Date Amount and (unless the Issuer shall default in the payment of the Redemption Date Amount) no interest shall accrue on the Redemption Date Amount for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Date Amount.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA as so stated in the Opinion of Counsel) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and TIA §§314(c) and 314(d)(1), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b) (i) Prior to the deposit of any Indenture Collateral or other property or securities with the Indenture Trustee that is to be made the basis for authentication and delivery of the Notes or the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in subsection 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of the signer thereof as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(iii) Other than with respect to any release described in clause (A) or (B) of subsection 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

(iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of subsection 11.01(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of the Loans as and to the extent permitted or required by the Transaction Documents, or (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents, so long as the Issuer shall deliver to the Indenture Trustee every six (6) months, commencing February 1, 2004, an Officer’s Certificate stating that all the dispositions of Indenture Collateral described in clauses (A) or (B) that occurred during the preceding six (6) calendar months were in the ordinary course of the Issuer’s business and that the proceeds thereof were applied in accordance with the Transaction Documents.

Section 11.02 Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Originator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Originator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 11.03 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 11.04 Notices.

All notices, demands, certificates, requests and communications hereunder (“notices”) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one (1) Business Day after delivery to an overnight courier, or (c) on the date personally delivered to, with respect to the Indenture Trustee, a Responsible Officer or an Authorized Officer of any other party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at the address specified in the Transfer and Servicing Agreement for such recipient.

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

Section 11.05 Notices to Noteholders; Waiver.

Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first–class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

Section 11.06 Alternate Payment and Notice Provisions.

Notwithstanding any provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement, with the consent of any Paying Agent, including the Indenture Trustee if acting as Paying Agent, and the consent of the Indenture Trustee with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 11.07 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 11.08 Successors and Assigns.

All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co–Indenture Trustees and agents.

Section 11.09 Separability.

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.10 Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder (including the Swap Counterparties), and any other Person with an ownership interest in any part of the Indenture Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 11.11 Legal Holidays.

In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 11.12 Governing Law.

(a) THIS INDENTURE, INCLUDING THE RIGHTS, DUTIES AND REMEDIES OF THE PARTIES HERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDENTURE. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INDENTURE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SUBSECTION 11.12(b).

(c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON–EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH SUCH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

Section 11.13 Counterparts.

This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 11.14 Recording of Indenture.

If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 11.15 Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

Wachovia Trust Company, National Association acts solely as Owner Trustee of the Trust hereunder and not in its individual capacity, and all Persons having any claim against the Trust by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Indenture Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders hereunder, including, without limitation, the existence, condition and ownership of any Indenture Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Issuer, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

Section 11.16 No Petition.

Each of the parties hereto covenants and agrees that, prior to the date that is one (1) year and one (1) day after the payment in full of each Class of Notes rated by any Rating Agency, it will not institute against the Originator or the Issuer or join any other Person in instituting against the Originator or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This Section 11.16 will survive the termination of this Indenture.

Section 11.17 Inspection.

The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Backup Servicer during the Issuer’s normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Backup Servicer may reasonably determine that such disclosure is consistent with its obligations hereunder. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known through no fault of the Indenture Trustee or the Backup Servicer, or information obtained by the Indenture Trustee or the Backup Servicer from sources other than the Issuer, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee’s business or the Backup Servicer or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee, the Backup Servicer or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Issuer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee or the Backup Servicer having a need to know the same; provided, that, the Indenture Trustee or the Backup Servicer advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Issuer.

Section 11.18 [Reserved].

Section 11.19 Communication by Note Owners With Other Note Owners.

Note Owners may communicate with other Note Owners with respect to their rights under this Indenture or the Notes pursuant to Section 312(b) of the TIA. Every Note Owner, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that none of the Issuer and the Indenture Trustee nor any agent of the Issuer and the Indenture Trustee shall be deemed to be in violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the TIA, by reason of the disclosure of any such information as to the names and addresses of the Note Owners in accordance with Section 312 of the TIA, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the TIA.

The provisions of TIA §§310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 11.20 Disclaimer and Subordination.

Each Noteholder by accepting a Note and each Swap Counterparty by accepting the benefits of this Indenture acknowledges and agrees that this Indenture and the Notes represent a debt obligation of the Issuer only and do not represent an interest in any assets (other than the Indenture Collateral) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Indenture Collateral and proceeds thereof). In furtherance of and not in derogation of the foregoing, each Noteholder by accepting a Note and each Swap Counterparty by accepting the benefits of this Indenture acknowledges and agrees that it shall have no right, title and interest in or to any assets (or interests therein) (other than the Indenture Collateral) conveyed or purported to be conveyed by the Trust Depositor to another securitization trust (i.e., other than the Issuer) or other Person or Persons in connection therewith (whether by way of sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section 11.20, any Noteholder or Swap Counterparty either (i) asserts an interest in or claim to, or benefit from, Other Assets, whether asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of any applicable insolvency laws or otherwise (including without limitation by virtue of Section 1111(b) of the federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then each Noteholder by accepting a Note and each Swap Counterparty by accepting the benefits of this Indenture further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including any applicable insolvency laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor), including, without limitation, the payment of post–petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Nothing in this Section 11.20 shall in any way affect the rights of any Swap Counterparty against the Swap Guarantor as provided in the Swap Guaranty.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

ACAS BUSINESS LOAN TRUST 2003–2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely on behalf of the Issuer as Owner Trustee under the Trust Agreement

By:
Name:
Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

S-1

STATE OF                           )

                                              ) ss

COUNTY OF                      )

On December         , 2003, before me,

{Here insert name and title of notary}

personally appeared

{ }	personally known to me, or
{ }	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                      {Seal}

STATE OF                           )

                                              ) ss

COUNTY OF                      )

On December         , 2003, before me,

{Here insert name and title of notary}

personally appeared

{ }	personally known to me, or
{ }	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature                      {Seal}

EXHIBIT A-1

[FORM OF CLASS A NOTE]

ACAS BUSINESS LOAN TRUST 2003-2

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE-OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING SUCH OFFERED NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(d) OF THE CODE) THAT IS

A-1-1

SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) THE ACQUISITION AND HOLDING OF THE OFFERED NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR A CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW).

[IF HELD BY DTC] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[IF REGULATION S GLOBAL NOTE] [THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-1-2

REGISTERED	$

No. A–

SEE REVERSE FOR CERTAIN DEFINITIONS

[CUSIP NO.                 ]

[Reg S ISIN NO.                 ]

[Reg S CUSIP No.                ]

[Common Code No.                 ]

ACAS Business Loan Trust 2003–2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of              DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class A Note and the denominator of which is the Initial Class A Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A Notes; provided, however, that the entire unpaid principal amount of this Class A Note shall be due and payable on the earlier of the Class A Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December [    ], 2003

ACAS BUSINESS LOAN TRUST 2003–2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes of ACAS Business Loan Trust 2003–2 designated above and referred to in the within–mentioned Indenture.

Date: December [    ], 2003

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:
Authorized Signatory

A-1-4

[REVERSE OF NOTE]

This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its ACAS Business Loan Trust Notes, Series 2003–2, Class A (herein called the “Class A Notes”), all issued under an Indenture, dated as of December 19, 2003 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A Notes. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the earlier of the Class A Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Required Holders have declared the Class A Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Each Class A Noteholder or Class A Note Owner, by acceptance of a Class A Note or, in the case of a Class A Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class A Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

On each Payment Date, commencing January 20, 2004, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class A Note is registered at the close of business on the Record Date an amount equal to the product of the Percentage Interest of the Class A Notes evidenced by this Class A Note and the amount required to be distributed to Holders of Class A Notes on such Payment Date pursuant to Section 8.02 of the Indenture.

During each Interest Accrual Period, this Class A Note will bear interest at the Class A Note Interest Rate.

Distributions on this Class A Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class A Notes which have Initial Class A Principal Balances aggregating at least $1,000,000.

A-1-5

Notwithstanding the above, the final distribution on this Class A Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

As provided in the Indenture and the Transfer and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal Collection Account, the Interest Collection Account and the Reserve Fund may be made by the Indenture Trustee from time to time for purposes other than distributions to Class A Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Eligible Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A Note is registrable in the Note Register upon surrender of this Class A Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class A Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class A Note is issuable only as a registered Class A Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class A Note is exchangeable for a new Class A Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Trust Depositor, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class A Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Transfer and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

A-1-6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE1

The following exchanges of a part of this Global Note for an interest in another Global Note or for an Individual Note, or exchanges of a part of another Global Note or Individual Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of Responsible Officer of Note Registrar

[1]	This should be included only if the Note is issued in global form.

A-1-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[2]

Signature Guaranteed:

[2]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-8

EXHIBIT A–2

[FORM OF CLASS B NOTE]

ACAS BUSINESS LOAN TRUST 2003–2

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE–OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING SUCH OFFERED NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(d) OF THE CODE) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II)THE ACQUISITION AND HOLDING OF THE

A-2-1

OFFERED NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR A CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW).

[IF HELD BY DTC] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[IF REGULATION S GLOBAL NOTE] [THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE RIGHTS OF THE HOLDER OF THIS CLASS B NOTE TO RECEIVE INTEREST ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES TO RECEIVE INTEREST AND THE RIGHTS OF THE HOLDERS OF THIS CLASS B NOTE TO RECEIVE PRINCIPAL ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES TO RECEIVE PRINCIPAL AND INTEREST.

A-2-2

REGISTERED	$

No. B–

SEE REVERSE FOR CERTAIN DEFINITIONS

[CUSIP NO.                 ]

[Reg S ISIN NO.                ]

[Reg S CUSIP No.                ]

[Common Code No.                 ]

ACAS Business Loan Trust 2003–2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of              DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class B Note and the denominator of which is the Initial Class B Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class B Notes; provided, however, that the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

Unless the Class B Note of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-2-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December [    ], 2003

ACAS BUSINESS LOAN TRUST 2003–2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes of ACAS Business Loan Trust 2003–2 designated above and referred to in the within–mentioned Indenture.

Date: December [    ], 2003

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:
Authorized Signatory

A-2-4

[REVERSE OF NOTE]

This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its ACAS Business Loan Trust Notes, Series 2003–2, Class B (herein called the “Class B Notes”), all issued under an Indenture, dated as of December 19, 2003 such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class B Notes. The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Required Holders have declared the Class B Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Each Class B Noteholder or Class B Note Owner, by acceptance of a Class B Note or, in the case of a Class B Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class B Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

On each Payment Date, commencing January 20, 2004, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class B Note is registered at the close of business on the Record Date an amount equal to the product of the Percentage Interest of the Class B Notes evidenced by this Class B Note and the amount required to be distributed to Holders of Class B Notes on such Payment Date pursuant to Section 8.02 of the Indenture.

During each Interest Accrual Period, this Class B Note will bear interest at the Class B Note Interest Rate.

Distributions on this Class B Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class B Notes which have Initial Class B Principal Balances aggregating at least $1,000,000.

A-2-5

Notwithstanding the above, the final distribution on this Class B Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

As provided in the Indenture and the Transfer and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal Collection Account, the Interest Collection Account and the Reverse Fund may be made by the Indenture Trustee from time to time for purposes other than distributions to Class B Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Eligible Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register upon surrender of this Class B Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class B Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class B Note is issuable only as a registered Class B Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class B Note is exchangeable for a new Class B Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Seller, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class B Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Transfer and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

A-2-6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE3

The following exchanges of a part of this Global Note for an interest in another Global Note or for an Individual Note, or exchanges of a part of another Global Note or Individual Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of Responsible Officer of Note Registrar

3	This should be included only if the Note is issued in global form.

A-2-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints            , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                          4

Signature Guaranteed:

4	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-8

EXHIBIT A–3

[FORM OF CLASS C NOTE]

ACAS BUSINESS LOAN TRUST 2003–2

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE–OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING SUCH OFFERED NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE “PLAN ASSETS” OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(d) OF THE CODE) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II)THE ACQUISITION AND HOLDING OF THE

A-3-1

OFFERED NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(A) OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN OR A CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW).

[IF HELD BY DTC] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[IF REGULATION S GLOBAL NOTE] [THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE RIGHTS OF THE HOLDER OF THIS CLASS C NOTE TO RECEIVE INTEREST ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES AND THE CLASS B NOTES TO RECEIVE INTEREST AND THE RIGHTS OF THE HOLDERS OF THIS CLASS C NOTE TO RECEIVE PRINCIPAL ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES AND THE CLASS B NOTES TO RECEIVE PRINCIPAL AND INTEREST.

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REGISTERED	$

No. C–

SEE REVERSE FOR CERTAIN DEFINITIONS

[CUSIP NO. ]
[Reg S ISIN NO. ]
[Reg S CUSIP No. ]
[Common Code No. ]

ACAS Business Loan Trust 2003–2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class C Note and the denominator of which is the Initial Class C Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class C Notes; provided, however, that the entire unpaid principal amount of this Class C Note shall be due and payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.

The principal of and interest on this Class C Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note.

Unless the Class C Note of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December [        ], 2003

ACAS BUSINESS LOAN TRUST 2003–2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes of ACAS Business Loan Trust 2003–2 designated above and referred to in the within–mentioned Indenture.

Date: December [            ], 2003

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Class C Note is one of a duly authorized issue of Class C Notes of the Issuer, designated as its ACAS Business Loan Trust Notes, Series 2003–2, Class C (herein called the “Class C Notes”), all issued under an Indenture, dated as of December 19, 2003 such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class C Notes. The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class C Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Required Holders have declared the Class C Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Each Class C Noteholder or Class C Note Owner, by acceptance of a Class C Note or, in the case of a Class C Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class C Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

On each Payment Date, commencing January 20, 2004, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class C Note is registered at the close of business on the Record Date an amount equal to the product of the Percentage Interest of the Class C Notes evidenced by this Class C Note and the amount required to be distributed to Holders of Class C Notes on such Payment Date pursuant to Section 8.02 of the Indenture.

During each Interest Accrual Period, this Class C Note will bear interest at the Class C Note Interest Rate.

Distributions on this Class C Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class C Notes which have Initial Class C Principal Balances aggregating at least $1,000,000.

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Notwithstanding the above, the final distribution on this Class C Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class C Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

As provided in the Indenture and the Transfer and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal Collection Account, the Interest Collection Account and the Reverse Fund may be made by the Indenture Trustee from time to time for purposes other than distributions to Class C Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Eligible Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class C Note is registrable in the Note Register upon surrender of this Class C Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class C Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class C Note is issuable only as a registered Class C Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class C Note is exchangeable for a new Class C Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Seller, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class C Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Transfer and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

A-3-6

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for an Individual Note, or exchanges of a part of another Global Note or Individual Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease(or increase)	Signature of Responsible Officer of Note Registrar

A-3-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                    , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[5]

Signature Guaranteed:

[5]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-3-8

EXHIBIT A–4

[FORM OF CLASS D NOTE]

ACAS BUSINESS LOAN TRUST 2003–2

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE–OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, (1) AN EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (2) AN ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S OR ACCOUNT’S INVESTMENT IN SUCH ENTITY.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-4-1

THE RIGHTS OF THE HOLDERS OF THIS CLASS D NOTE TO RECEIVE PRINCIPAL ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO RECEIVE PRINCIPAL AND INTEREST.

THIS CLASS D NOTE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF ERISA, OR SECTION 4975 OF THE CODE, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S OR ACCOUNT’S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS NOTE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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REGISTERED	$

No. D–

SEE REVERSE FOR CERTAIN DEFINITIONS

ACAS Business Loan Trust 2003–2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class D Note and the denominator of which is the Initial Class D Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class D Note; provided, however, that the entire unpaid principal amount of this Class D Note shall be due and payable on the earlier of the Class D Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.

Distributions on this Class D Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note.

Unless the Class D Note of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-4-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December [    ], 2003

ACAS BUSINESS LOAN TRUST 2003–2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Class D Note of ACAS Business Loan Trust 2003–2 designated above and referred to in the within–mentioned Indenture.

Date: December [    ], 2003

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION not in its individual capacity but solely as Indenture Trustee,

By:
Authorized Signatory

A-4-4

[REVERSE OF NOTE]

This Class D Note is one of a duly authorized issue of Class D Notes of the Issuer, designated as its ACAS Business Loan Trust Notes, Series 2003–2, Class D (herein called the “Class D Notes”), all issued under an Indenture, dated as of December 19, 2003 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class D Notes. The Class D Notes are subject to all terms of the Indenture. All terms used in this Class D Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the earlier of the Class D Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class D Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Required Holders have declared the Class D Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Each Class D Noteholder or Class D Note Owner, by acceptance of a Class D Note or, in the case of a Class D Note Owner, a beneficial interest in a Class D Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class D Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

On each Payment Date, commencing January 20, 2004, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class D Note is registered at the close of business on the Record Date (or, in the case of the first Payment Date, to the Person in whose name this Class D Note is registered on the Closing Date) (the “Record Date”) an amount equal to the product of the Percentage Interest of the Class D Notes evidenced by this Class D Note and the amount required to be distributed to Holders of Class D Notes on such Payment Date pursuant to Section 8.02 of the Indenture.

The Class D Note will not bear interest.

Distributions on this Class D Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of

A-4-5

any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class D Notes which have Initial Class D Principal Balances aggregating at least $1,000,000.

Notwithstanding the above, the final distribution on this Class D Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class D Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

As provided in the Indenture and the Transfer and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal Collection Account, the Interest Collection Account and the Reserve Fund Account may be made by the Indenture Trustee from time to time for purposes other than distributions to Class D Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Eligible Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class D Note is registrable in the Note Register upon surrender of this Class D Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class D Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class D Note is issuable only as a registered Class D Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class D Note is exchangeable for a new Class D Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Seller, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class D Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class D Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Transfer and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

A-4-6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[6]

Signature Guaranteed:

6	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-4-7

EXHIBIT A–5

[FORM OF CLASS E NOTE]

ACAS BUSINESS LOAN TRUST 2003–2

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE RE–OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501(a)(1)–(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (X) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (Y) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, (1) AN EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (2) AN ENTITY (INCLUDING AN INSURANCE COMPANY GENERAL ACCOUNT) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S OR ACCOUNT’S INVESTMENT IN SUCH ENTITY.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF

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THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE RIGHTS OF THE HOLDERS OF THIS CLASS E NOTE TO RECEIVE PRINCIPAL ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A NOTES, THE CLASS B NOTES AND THE CLASS C NOTES TO RECEIVE PRINCIPAL AND INTEREST AN D THE RIGHTS OF THE HOLDERS OF THE CLASS D NOTES TO RECEIVE PRINCIPAL.

THIS CLASS E NOTE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF ERISA, OR SECTION 4975 OF THE CODE, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S OR ACCOUNT’S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS NOTE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CLASS E NOTES (A “TRANSFER”) SHALL BE MADE UNLESS (1) SIMULTANEOUSLY WITH THE TRANSFER (1) A PROPORTIONATE AMOUNT OF TRUST CERTIFICATES ARE TRANSFERRED SO THAT THE RATIO OF THE PERCENTAGE INTEREST OF THE TRUST CERTIFICATES SO TRANSFERRED TO ALL TRUST CERTIFICATES AND THE RATIO OF THE PERCENTAGE INTEREST OF THE CLASS E NOTES SO TRANSFERRED TO THE PERCENTAGE INTEREST OF ALL CLASS E NOTES ARE EQUAL, (2) THE TRANSFERS OF THE TRUST CERTIFICATES AND CLASS E NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON AND (3) THE PERCENTAGE INTEREST OF THE TRUST CERTIFICATES AND CLASS E NOTES, RESPECTIVELY, SO TRANSFERRED IS NO LESS THAN TEN (10%) PERCENT.

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REGISTERED	$

No. E–

SEE REVERSE FOR CERTAIN DEFINITIONS

ACAS Business Loan Trust 2003–2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal balance of this Class E Note and the denominator of which is the Initial Class E Principal Balance by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class E Note; provided, however, that the entire unpaid principal amount of this Class E Note shall be due and payable on the earlier of the Class E Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture.

Distributions on this Class E Note are payable in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Class E Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class E Note.

Unless the Class E Note of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class E Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Officer as of the date set forth below.

Date: December [    ], 2003

ACAS BUSINESS LOAN TRUST 2003–2
By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Class E Note of ACAS Business Loan Trust 2003–2 designated above and referred to in the within–mentioned Indenture.

Date: December [    ], 2003

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION not in its individual capacity but solely as Indenture Trustee,
By:
Authorized Signatory

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[REVERSE OF NOTE]

This Class E Note is one of a duly authorized issue of Class E Notes of the Issuer, designated as its ACAS Business Loan Trust Notes, Series 2003–2, Class E (herein called the “Class E Notes”), all issued under an Indenture, dated as of December 19, 2003 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class E Notes. The Class E Notes are subject to all terms of the Indenture. All terms used in this Class E Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

As described above, the entire unpaid principal amount of this Class E Note shall be due and payable on the earlier of the Class E Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class E Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, or the Required Holders have declared the Class E Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.

Each Class E Noteholder or Class E Note Owner, by acceptance of a Class E Note or, in the case of a Class E Note Owner, a beneficial interest in a Class E Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture on the Class E Notes or under any certificate or other writing delivered in connection therewith, against the Trust Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or any of their Affiliates.

On each Payment Date, commencing January 20, 2004, the Indenture Trustee or Paying Agent shall distribute to the Person in whose name this Class E Note is registered at the close of business on the Record Date (or, in the case of the first Payment Date, to the Person in whose name this Class E Note is registered on the Closing Date) (the “Record Date”) an amount equal to the product of the Percentage Interest of the Class E Notes evidenced by this Class E Note and the amount required to be distributed to Holders of Class E Notes on such Payment Date pursuant to Section 8.02 of the Indenture.

The Class E Note will not bear interest.

Distributions on this Class E Note will be made by the Indenture Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Note Register or, upon written request to the Indenture Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Note Register without the presentation or surrender of this Note or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Class E Notes which have Initial Class E Principal Balances aggregating at least $1,000,000.

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Notwithstanding the above, the final distribution on this Class E Note will be made after due notice by the Indenture Trustee of the pendency of such distribution and only upon presentation and surrender of this Class E Note at the office or agency maintained for that purpose by the Note Registrar in New York, New York.

As provided in the Indenture and the Transfer and Servicing Agreement, deposits and withdrawals from the Note Distribution Account, the Principal Collection Account, the Interest Collection Account and the Reserve Fund Account may be made by the Indenture Trustee from time to time for purposes other than distributions to Class E Noteholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Eligible Investments.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class E Note is registrable in the Note Register upon surrender of this Class E Note for registration of transfer at the offices or agencies maintained by the Note Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Indenture Trustee, duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Class E Notes in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

The Class E Note is issuable only as a registered Class E Note. As provided in the Indenture and subject to certain limitations therein set forth, the Class E Note is exchangeable for a new Class E Note evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Servicer, the Seller, the Indenture Trustee and the Note Registrar, and any agent of any of the foregoing, may treat the person in whose name this Class E Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

The obligations and responsibilities created by the Indenture shall terminate upon the payment to Class E Noteholders of all amounts required to be paid to them pursuant to the Indenture and the Transfer and Servicing Agreement and the disposition of all property held as part of the Indenture Collateral.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	[7]

Signature Guaranteed:

7	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT B

LIST OF LOANS

See Exhibit G of the Transfer and Servicing Agreement.

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EXHIBIT C

WIRING INSTRUCTIONS FORM

                    , 2003

[Paying	Agent]
[Trustee]

Re:	ACAS Business Loan Trust Notes, Series 2003–2,

[Class A] [Class B] [Class C] [Class D]

Dear Sir:

In connection with the sale of the above–captioned Note by                          to                         , (“Transferee”) you, as Paying Agent, are instructed to make all remittances to Transferee as Noteholder as of                     ,              by wire transfer. For such wire transfer, the wiring instructions are as follows:

Transferee

Noteholder’s mailing address:

Name:

Address:

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EXHIBIT D–1

FORM OF TRANSFEREE LETTER

American Capital Strategies, Ltd.,

as the Servicer

2 Bethesda Metro Center

14th Floor

Bethesda, Maryland 20814

Attention: [                            ]

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

                        , 20

Re:    ACAS Business Loan Trust Notes, Series 2003–2

Class A, Class B, Class C, Class D and Class E Notes

Ladies and Gentlemen:

(a) In connection with our acquisition of the above–captioned Notes, we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional “Accredited Investor,” as defined in the Indenture pursuant to which the Notes were issued (the “Indenture”), and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have had the opportunity to ask questions of and receive answers from the Originator and the Servicer concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (d) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (f) below), (e) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, (f) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate if required by the Indenture, and (3) the purchaser

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or transferee has otherwise complied with any conditions for transfer set forth in the Indenture, (g) if the purchaser is acquiring a Class A, Class B, Class C, the purchaser is either: (i) not acquiring such Note, directly or indirectly, for or on behalf of an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets are deemed to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity, or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA for which no election has been made under section 410(d) of the Code) that is subject to any federal, state or local law that is substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code; or (ii) the acquisition and holding of such Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code (or, in the case of a governmental plan or a church plan, any substantially similar federal, state or local law), (h) if the purchaser is acquiring a Class D Note or a Class E Note, the purchaser is not acquiring such Note, directly or indirectly, for or on behalf of an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, or an entity (including an insurance company general account) whose underlying assets are deemed to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity, (i) if the purchaser is acquiring a Class D Note or a Class E Note, the purchaser is a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and (j) if the purchaser is acquiring a Class E Note, the purchaser also is acquiring Trust Certificates such that the ratio and the Percentage Interest of the Trust Certificates being acquired to all Trust Certificates and the ratio and the Percentage Interest of the Class E Notes being acquired to all Class E Notes are equal.

Very truly yours,

Print Name of Transferee

By:
Responsible Officer

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EXHIBIT D–2

FORM OF RULE 144A CERTIFICATION

American Capital Strategies, Ltd.,

as the Servicer

2 Bethesda Metro Center

14th Floor

Bethesda, Maryland 20814

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

                    , 20

Re:	ACAS Business Loan Trust Notes, Series 2003–2

Class A, Class B, Class C, Class D and Class E Notes

Ladies and Gentlemen:

In connection with our acquisition of the above Notes we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from Originator and the Servicer concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security from, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Notes under the Act or that would render the disposition of the Notes a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Notes, (d) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act and have completed the form of certification to that effect attached hereto as Annex 1, (e) if we are acquiring a Class A, Class B, Class C, we are either (i) not acquiring a Note, directly or indirectly, for or on behalf of an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets are deemed to include “plan assets” of any of the foregoing by

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reason of an employee benefit plan’s or plan’s investment in such entity, or a governmental plan (as defined in Section 3(32) of ERISA) or a church plan (as defined in Section 3(33) of ERISA for which no election has been made under section 410(d) of the Code) that is subject to any federal, state or local law that is substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code; or (ii) and the acquisition and holding of such Note will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code (or, in the case of a governmental plan or a church plan, any substantially similar federal, state or local law), (f) if we are acquiring a Class D Note or a Class E Note, we not acquiring such Note, directly or indirectly, for or on behalf of an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, or an entity (including an insurance company general account) whose underlying assets are deemed to include “plan assets” of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in such entity, (g) if we are acquiring a Class D Note or a Class E Note, we are a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and (h) if the purchaser is acquiring a Class E Note, we also are acquiring Trust Certificates such that the ratio and the Percentage Interest of the Trust Certificates being acquired to all Trust Certificates and the ratio and the Percentage Interest of the Class E Notes being acquired to all Class E Notes are equal. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Notes for our own account or for resale pursuant to Rule 144A and further, understand that such Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

Very truly yours,

Print Name of Transferee

By:

Responsible Officer

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ANNEX 1 TO EXHIBIT D–2

[FORM OF CERTIFICATION]

[Date]

American Capital Strategies, Ltd.,

as the Servicer

2 Bethesda Metro Center

14th Floor

Bethesda, Maryland 20814

Attention: Chief Financial Officer and General Counsel

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	ACAS Business Loan Trust Notes, Series 2003–2

Class A, Class B, Class C, Class D and Class E Notes

Ladies and Gentlemen:

In connection with our purchase of the Notes, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”)) as follows:

1.	It owns and/or invests on a discretionary basis eligible securities (excluding affiliate’s securities, bank deposit notes and CD’s, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and currency, interest rate and commodity swaps), as described below:

Amount: $            ; and

2.	The dollar amount set forth above is:
a.	greater than $3 million and the undersigned is one of the following entities:

(1) ☐ an	insurance company as defined in Section 2(13) of the Act;* or

*	A Purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act of 1940, which are neither nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

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	(2)	☐	an investment company registered under the Investment Company Act or any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

	(3)	☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

	(4)	☐	a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

	(5)	☐	a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code; or

	(6)	☐	a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of sale in the case of a U.S. institution or 18 months in the case of a foreign institution; or

	(7)	☐	an investment adviser registered under the Investment Advisers Act; or

b.	☐		greater than $10 million, and the undersigned is a broker–dealer registered with the SEC; or

c.	☐		less than $10 million, and the undersigned is a broker–dealer registered with the SEC and will only purchase Rule 144A securities in riskless principal transactions (as defined in Rule 144A); or

d.	☐		less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

e.	☐		less than $100 million, and the undersigned is an entity, all the equity owners of which are qualified institutional buyers.

The undersigned further certifies that it is purchasing Notes for its own account or for the account of others that independently qualify as “Qualified Institutional Buyers” as defined in Rule 144A. It is aware that the sale of the Notes is being made in reliance on its continued

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compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Notes may be resold, pledged or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A.

The undersigned agrees that if at some time before the expiration of the holding period described in Rule 144 it wishes to dispose of or exchange any of the Notes, it will not transfer or exchange any of the Notes to a Qualified Institutional Buyer without first obtaining a letter in the form hereof from the transferee and delivering such certificate to the addressees hereof.

IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Qualified Institutional Buyer on the              day of                             ,             .

Name of Institution

Signature

Name

Title**

**	Must be President, Chief Financial Officer, or other executive officer.

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EXHIBIT E

FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTE TO

REGULATION S GLOBAL NOTE DURING DISTRIBUTION COMPLIANCE PERIOD

(Pursuant to Section 4.02(j)(i) of the Indenture)

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	ACAS Business Loan Trust Notes, Series 2003–2

Class [A], [B], [C], [D] and [E]

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of December 19, 2003 (the “Agreement”), between ACAS Business Loan Trust 2003–2, as the issuer (the “Issuer”), and Wells Fargo Bank Minnesota, National Association, as the indenture trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[            ] aggregate current principal amount of Class             Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No.             ) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No.            ) to be held with [Euroclear] [Clearstream] (Common Code No.            ) through the Depository.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(1)	the offer of the Notes was not made to a person in the United States,

(2)	[at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre–arranged with a buyer in the United States],

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(3)	the transferee is not a U.S. Person within the meaning of Rule 902(o) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,

(4)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable,

(5)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(6)	upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [Clearstream].

This certificate and the statements contained herein are made for your benefit and the benefit of the Trustee and the Issuer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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EXHIBIT F

FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTE TO

REGULATION S GLOBAL NOTE AFTER DISTRIBUTION COMPLIANCE PERIOD

(Pursuant to Section 4.02(j)(ii) of the Indenture)

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	ACAS Business Loan Trust Notes, Series 2003–2

Class [A], [B], [C], [D] and [E]

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of December 19, 2003 (the “Agreement”), between ACAS Business Loan Trust 2003–2, as the issuer (the “Issuer”), and Wells Fargo Bank Minnesota, National Association, as the indenture trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[            ] aggregate current principal amount of Class              Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No.             ) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation S Global Note (Common Code No.             ).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:

(1)	the offer of the Notes was not made to a person in the United States;

(2)	[at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre–arranged with a buyer in the United States];

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(3)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(4)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act,

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes that are being transferred are not “restricted securities” as defined in Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Trustee and the Servicer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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EXHIBIT G

FORM OF TRANSFER CERTIFICATE REGULATION S GLOBAL NOTE

TO RULE 144A GLOBAL NOTE DURING DISTRIBUTION COMPLIANCE PERIOD

(Pursuant to Section 4.02(j)(iii)(3)(i) of the Indenture)

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:	ACAS Business Loan Trust Notes, Series 2003–2
Class [A], [B], [C], [D] and [E]

Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of December 19, 2003 (the “Agreement”), between ACAS Business Loan Trust 2003–2, as the issuer (the “Issuer”), and Wells Fargo Bank Minnesota, National Association, as the indenture trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[            ] aggregate current principal amount of Class              Notes (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No.            ) with [Euroclear] [Clearstream] (Common Code No.            ) through the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No.            ).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any jurisdiction.

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This certificate and the statements contained herein are made for your benefit and the benefit of the Trustee, the Issuer and placement agent of the offering of the Notes.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

G-2

EXHIBIT H

FORM OF TRANSFER CERTIFICATE FOR REGULATION S

GLOBAL NOTE DURING DISTRIBUTION COMPLIANCE PERIOD

(Pursuant to Section 4.02(l)(iv)(3) of the Indenture)

Wells Fargo Bank Minnesota, National Association,

as the Indenture Trustee

Sixth and Marquette Avenue, MAC N9311–161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Asset Backed Administration

Re:    ACAS Business Loan Trust Notes, Series 2003–2

Class [A], [B], [C], [D] and [E]

Ladies and Gentlemen:

This certificate is delivered pursuant to Section 4.02 of the Indenture, dated as of December 19, 2003 (the “Agreement”), between ACAS Business Loan Trust 2003–2, as the issuer (the “Issuer”), and Wells Fargo Bank Minnesota, National Association, as the indenture trustee (the “Trustee”), in connection with the transfer by the undersigned (the “Transferor”) to                          (the “Transferee”) of $                     current principal amount of Class                  Notes, in fully registered form (each, an “Individual Note”), or a beneficial interest of such aggregate current principal amount in the Regulation S Global Note (the “Global Note”) maintained by The Depository Trust Company or its successor as Depository under the Agreement (such transferred interest, in either form, being the “Transferred Interest”).

In connection with such transfer, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Notes and (i) with respect to transfers made in accordance with Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:

(1)	the offer of the Transferred Interest was not made to a person in the United States;

(2)	[at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction was pre–arranged with a buyer in the United States];

(3)	the transferee is not a U.S. Person within the meaning of Rule 902(o) of Regulation S nor a person acting for the account or benefit of a U.S. Person, and upon completion of the transaction, the Transferred Interest will be held with the Depository through [Euroclear] [Clearstream];

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(4)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(5)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Trust Certificates that are being transferred are not “restricted securities” as defined in Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Trustee and the Issuer.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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